UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/12

  The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Select Managers Small Cap Value Fund

Dreyfus U.S. Equity Fund

Global Stock Fund

International Stock Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
33	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Information About the Renewal of the Fund’s Management, Portfolio Allocation Management and Sub-Invesment Advisory Agreements
53	Board Members Information
56	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Select Managers
Small Cap Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Value Fund, covering the 12-month period from December 1, 2011, through November 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, equities generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted respectable returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels, as growth early in the new year may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, resolution of these issues may prompt corporate decision-makers to increase capital spending later in the year, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2011, through November 30, 2012, as provided by Keith L. Stransky and Robert B. Mayerick, Portfolio Allocation Managers, EACM Advisors LLC

Fund and Market Performance Overview

For the 12-month period ended November 30, 2012, Dreyfus Select Managers Small Cap Value Fund’s Class A shares produced a total return of 15.04%, Class C shares returned 14.16% and Class I shares returned 15.45%.1 In comparison, the Russell 2000Value Index (the “Index”), the fund’s benchmark, returned 15.05% for the same period.2

Small-cap value stocks generally rallied over the reporting period as investors responded to improving economic conditions. The fund’s Class I shares produced fractionally higher returns than its benchmark, primarily due to strong results from the financials sector.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies.The fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage its assets.As the fund’s portfolio allocation managers, we seek sub-advisers that complement one another’s style of investing, consistent with the fund’s investment goal.We monitor and evaluate the performance of the sub-advisers and will make corresponding recommendations to Dreyfus and the fund’s Board based on our evaluations.

The fund’s assets are currently under the day-to-day portfolio management of seven sub-advisers, each acting independently of one another and using its own methodology to select portfolio investments.As of the end of the reporting period, 18% of the fund’s assets are under the management of Thompson, Siegel and Walmsley, LLC, which employs a combination of quantitative and qualitative security selection methods based on a four-factor valuation model.Approximately 23% of the fund’s assets are under the management of Walthausen & Co., LLC, which uses a proprietary valuation model to identify companies that are trading at a discount to their intrinsic values. Approximately 14% of the fund’s assets are under the management of Neuberger Berman Management LLC, which uses fundamental analysis and a bottom-up stock selection process to identify publicly traded small-cap companies selling at a material

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

discount to their intrinsic value.Approximately 28% of the fund’s assets are under the management of Lombardia Capital Partners, LLC, which uses fundamental analysis and a bottom-up value-oriented approach in seeking stocks trading below their intrinsic values. Approximately 11% of the fund’s assets are under the management of Iridian Asset Management LLC, which employs bottom-up stock selection and a disciplined valuation process to identify and invest in corporate change.Approximately 5% of the fund’s assets are under the management of Vulcan Value Partners, LLC, which seeks companies with sustainable competitive advantages that may enable them to earn superior cash returns on capital.Approximately 1% of the fund’s assets are under the management of Kayne Anderson Rudnick Investment Management, LLC, which was added as a sub-adviser on August 15, 2012, and employs a fundamental, bottom-up, research-driven investment process in seeking to identify high quality companies whose securities are trading at attractive valuations.These percentages can change over time, within ranges described in the prospectus.

Economic Optimism Lifted U.S. Equities

The reporting period began in the aftermath of pronounced stock market weakness, resulting in attractive valuations across several market sectors. By the first quarter of 2012, stocks were rallying amid stronger U.S. employment gains and a quantitative easing program in Europe. Corporate earnings remained strong, and many companies had shored up their balance sheets. Investors grew more tolerant of risks, focusing more on business fundamentals and less on news headlines.

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures to relieve Europe’s fiscal pressures encountered resistance. However, investor sentiment soon improved when several central banks, including the Federal Reserve Board and European Central Bank, announced measures to stimulate their economies. Ensuing market rallies enabled the benchmark to end the reporting period with double-digit gains.

Financial Stocks Buoyed Relative Performance

The fund’s investments proved particularly successful in the financials sector, where mortgage servicing providers Ocwen Financial and Altisource Portfolio Solutions advanced strongly after Ocwen Financial made an accretive acquisition. In other areas, engineering and construction firm The Shaw Group was acquired by a former competitor, and home health care provider Lincare Holdings was taken over by a German gas producer.

The fund achieved less favorable results in the information technology sector, where relatively heavy exposure weighed on relative performance. Disappointments in the sector included components manufacturer Pulse Electronics which missed earnings targets, and solar equipment and services provider GT Advanced Technologies, which warned of a challenging 2013.

Economic Recovery Remains Intact

We are optimistic about the prospects for small-cap value stocks. Accommodative monetary policies are expected to keep the economy growing at a moderate pace, and large-cap companies have plenty of cash available to acquire smaller businesses. We believe the fund is well positioned for this environment, as its holdings have lower valuations than the benchmark, on average, but with higher growth rates.The fund’s sub-advisers, in part, have focused on investment managers seeking companies with steady growth rates, reasonable valuations, and businesses that tend to be relatively insensitive to economic cycles. In the aggregate, the sub-advisers have also found a number of opportunities in the industrials and information technology sectors, but fewer among financial companies and utilities.

December 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.They also tend to be less liquid than larger company stocks.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those
Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Select Managers Small Cap Value Fund on 12/17/08 (inception date) to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/12

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/17/08	8.42%		14.62%
without sales charge	12/17/08	15.04%		16.34%
Class C shares
with applicable redemption charge †	12/17/08	13.16%		15.50%
without redemption	12/17/08	14.16%		15.50%
Class I shares	12/17/08	15.45%		16.71%
Russell 2000 Value Index	12/31/08	15.05%		12.88%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 12/31/08 is used as the beginning value on 12/17/08.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small CapValue Fund from June 1, 2012 to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.22	$11.05	$5.12
Ending value (after expenses)	$1,109.10	$1,105.30	$1,111.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.91	$10.58	$4.90
Ending value (after expenses)	$1,018.15	$1,014.50	$1,020.15

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.10% for Class C and .97%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2012

Common Stocks—96.1%	Shares		Value ($)
Aerospace & Defense—1.7%
Aerovironment	17,450	[a]	356,154
Curtiss-Wright	18,768		595,509
DigitalGlobe	34,200	[a,b]	852,948
Hexcel	98,342	[a]	2,542,141
Moog, Cl. A	5,820	[a]	213,943
Spirit Aerosystems Holdings, Cl. A	48,930	[a]	770,647
Teledyne Technologies	14,800	[a]	932,400
Textron	35,200		826,848
Triumph Group	4,390		288,028
			7,378,618
Air Freight & Logistics—.3%
Air Transport Services Group	180,736	[a]	684,989
Atlas Air Worldwide Holdings	15,600	[a]	675,168
			1,360,157
Airlines—.4%
Hawaiian Holdings	112,100	[a]	699,504
SkyWest	72,090		835,523
			1,535,027
Auto Components—1.6%
Cooper Tire & Rubber	164,616		4,112,108
Exide Technologies	143,890	[a]	415,842
Gentherm	64,400	[a]	778,596
Modine Manufacturing	89,600	[a]	663,040
Visteon	15,010	[a]	752,001
			6,721,587
Automobiles—.3%
Thor Industries	30,631		1,156,014
Beverages—.2%
Constellation Brands, Cl. A	16,000	[a]	574,080
National Beverage	8,895		152,638
			726,718
Biotechnology—.1%
Alkermes	20,020	[a]	386,586

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Building Products—.6%
AAON	38,147		802,994
Gibraltar Industries	55,787	[a]	773,766
NCI Building Systems	85,790	[a]	1,122,991
			2,699,751
Capital Markets—2.9%
Ares Capital	184,215		3,267,974
Eaton Vance	37,607		1,198,911
Fifth Street Finance	150,904	[b]	1,626,745
Investment Technology Group	54,065	[a]	483,341
Janus Capital Group	94,767		777,089
Piper Jaffray	24,040	[a]	682,015
Waddell & Reed Financial, Cl. A	69,369		2,253,799
Walter Investment Management	49,540		2,094,551
			12,384,425
Chemicals—3.4%
American Vanguard	25,100		835,077
Balchem	1,960		70,070
Chemtura	60,100	[a]	1,221,232
Cytec Industries	8,800		604,032
Ferro	168,770	[a]	484,370
KMG Chemicals	45,001		819,918
Kraton Performance Polymers	90,970	[a]	2,136,886
LSB Industries	47,290	[a]	1,580,905
Omnova Solutions	138,200	[a]	1,025,444
PolyOne	106,270		2,140,278
RPM International	44,865		1,301,534
Sensient Technologies	38,673		1,399,963
TPC Group	20,000	[a]	960,600
			14,580,309
Commercial Banks—8.8%
BancorpSouth	89,279		1,181,161
Bank of Hawaii	32,644	[b]	1,419,035
Bank of the Ozarks	4,600		146,188
BankUnited	23,700		556,950
BBCN Bancorp	157,545		1,792,862
Bryn Mawr Bank	53,520		1,152,286

Common Stocks (continued)	Shares		Value ($)
Commercial Banks (continued)
Centerstate Banks	91,120		716,203
City Holding	33,590	[b]	1,128,624
City National	9,200		447,948
Columbia Banking System	53,300		919,958
Comerica	28,827		852,991
Community Bank System	82,453	[b]	2,216,337
Cullen/Frost Bankers	5,153		281,405
CVB Financial	125,100		1,271,016
East West Bancorp	67,818		1,434,351
F.N.B	135,818		1,466,834
First Bancorp	11,100		123,654
First Commonwealth Financial	99,000		634,590
First Financial Bankshares	35,940	[b]	1,398,425
First Merchants	39,447		535,690
First Midwest Bancorp	55,178		689,725
First Niagara Financial Group	293,684		2,214,377
Hancock Holding	95,719		3,007,491
Huntington Bancshares	137,400		845,010
IBERIABANK	28,200		1,374,750
Independent Bank	7,740	[b]	222,138
Investors Bancorp	23,272		398,417
National Bank Holdings, Cl. A	29,940		548,501
SVB Financial Group	18,700	[a]	1,032,614
TCF Financial	89,100		1,058,508
Texas Capital Bancshares	40,600	[a]	1,828,624
Trustmark	36,381		808,386
Umpqua Holdings	176,710		2,060,439
Union First Market Bankshares	45,904		701,872
Westamerica Bancorporation	3,210		136,618
Wintrust Financial	37,400		1,375,946
			37,979,924
Commercial Service & Supply—2.8%
ACCO Brands	193,686	[a]	1,305,444
Asta Funding	60,630		560,221
Avery Dennison	45,770		1,531,007
Brink’s	36,500		1,002,290

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Commercial Service & Supply (continued)
Ceco Environmental	43,480		405,234
Covanta Holding	59,800		1,129,024
Deluxe	130,090		3,746,592
Encore Capital Group	47,600	[a,b]	1,265,208
Ennis	52,064		792,414
Metalico	123,690	[a]	206,562
			11,943,996
Communications Equipment—2.7%
ADTRAN	5,375	[b]	105,565
Arris Group	76,700	[a]	1,071,499
Aviat Networks	186,918	[a]	514,024
Black Box	63,306		1,560,493
Brocade Communications Systems	194,700	[a]	1,105,896
Ciena	35,200	[a,b]	523,776
Emulex	171,170	[a]	1,258,100
Infinera	103,300	[a,b]	576,414
Ituran Location and Control	54,344		710,276
Oplink Communications	100,823	[a]	1,562,756
Plantronics	69,386		2,333,452
Sierra Wireless	54,800	[a]	424,152
			11,746,403
Computers & Peripherals—1.3%
Electronics for Imaging	85,565	[a]	1,570,973
Lexmark International, Cl. A	77,610	[b]	1,888,251
Logitech International	106,000	[b]	752,600
Quantum	575,420	[a]	690,504
Silicon Graphics International	64,110	[a,b]	537,883
			5,440,211
Construction & Engineering—2.1%
Aegion	35,113	[a]	724,030
Dycom Industries	5,100	[a]	91,596
Foster Wheeler	26,748	[a]	600,760
Granite Construction	13,601		416,191
KBR	44,500		1,237,100
Layne Christensen	43,290	[a]	995,237
Orion Marine Group	87,933	[a]	624,324

Common Stocks (continued)	Shares		Value ($)
Construction & Engineering (continued)
Pike Electric	53,301	[a]	527,680
Shaw Group	42,715	[a]	1,919,185
Tutor Perini	136,795	[a]	1,759,184
			8,895,287
Consumer Finance—1.7%
Cash America International	20,600		767,144
DFC Global	56,400	[a]	984,180
First Cash Financial Services	28,170	[a]	1,360,893
Netspend Holdings	167,230	[a]	1,948,230
World Acceptance	32,977	[a,b]	2,407,651
			7,468,098
Container & Packaging—1.0%
AptarGroup	3,000		143,010
Crown Holdings	32,900	[a]	1,228,815
Greif, Cl. A	25,094		1,029,607
Sealed Air	57,500		967,150
Sonoco Products	38,460		1,156,492
			4,525,074
Distributors—.1%
VOXX International	46,700	[a]	314,758
Diversified Consumer Services—.5%
Coinstar	20,600	[a,b]	969,024
Hillenbrand	7,815		165,365
Universal Technical Institute	91,343		865,018
			1,999,407
Diversified Financial Services—.7%
Leucadia National	27,510		609,346
NASDAQ OMX Group	37,920		918,802
PHH	74,130	[a,b]	1,624,188
			3,152,336
Diversified Telecommunications—.2%
MagicJack VocalTec	39,150	[a,b]	673,771
Electric Utilities—1.2%
Empire District Electric	66,301		1,326,020
PNM Resources	42,400		895,912
Portland General Electric	69,254		1,871,936

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Electric Utilities (continued)
UNS Energy	28,000		1,192,240
			5,286,108
Electrical Equipment—1.1%
EnerSys	34,659	[a]	1,207,519
Franklin Electric	17,201		1,024,492
Generac Holdings	28,100	[b]	916,903
GrafTech International	128,428	[a,b]	1,245,752
LSI Industries	70,765		482,617
			4,877,283
Electronic Equipment & Instruments—3.9%
Anixter International	16,434		1,003,789
Badger Meter	3,475		156,583
Benchmark Electronics	62,253	[a]	967,412
Cognex	2,640		94,565
CTS	161,096		1,427,311
Dolby Laboratories, Cl. A	22,000	[a,b]	734,140
GSI Group	61,420	[a]	466,178
Itron	19,240	[a]	842,712
Mercury Systems	41,500	[a]	364,785
Methode Electronics	56,910		513,897
Park Electrochemical	60,851		1,482,939
Plexus	45,227	[a]	1,047,006
Power-One	376,181	[a,b]	1,561,151
Pulse Electronics	287,328		91,945
Radisys	186,488	[a]	419,598
ScanSource	18,273	[a]	539,967
SYNNEX	37,280	[a]	1,230,986
Vishay Intertechnology	335,830	[a]	3,257,551
Vishay Precision Group	39,265	[a]	479,033
			16,681,548
Energy Equipment & Services—1.9%
Bristow Group	15,899		828,338
Cal Dive International	447,610	[a]	702,748
CARBO Ceramics	1,000		76,570
Helix Energy Solutions Group	55,500	[a]	971,805
ION Geophysical	94,700	[a]	564,412

Common Stocks (continued)	Shares		Value ($)
Energy Equipment & Services (continued)
McDermott International	50,400	[a]	530,712
Newpark Resources	230,670	[a,b]	1,799,226
TETRA Technologies	122,800	[a]	859,600
Tidewater	43,731		1,961,773
			8,295,184
Exchange-Traded Funds—.7%
iShares Russell 2000 Index Fund	34,680	[b]	2,846,534
Food & Staples Retailing—.4%
Andersons	15,600		658,008
Nash Finch	52,050		1,098,255
			1,756,263
Food Products—.4%
Darling International	52,040	[a]	877,915
Hillshire Brands	22,720		632,752
Overhill Farms	41,025	[a]	181,330
Smithfield Foods	8,060	[a]	180,302
			1,872,299
Gas Utilities—.4%
Atmos Energy	51,832		1,814,638
Health Care Technology—.3%
Allscripts Healthcare Solutions	100,990	[a]	1,123,009
Healthcare Equipment & Supplies—1.8%
Accuray	83,670	[a]	525,448
AngioDynamics	59,979	[a]	632,179
CryoLife	103,457		614,534
Hill-Rom Holdings	66,928		1,871,307
Merit Medical Systems	46,079	[a]	639,577
Natus Medical	51,446	[a]	582,369
NxStage Medical	38,240	[a]	459,645
Symmetry Medical	184,768	[a]	1,801,488
Syneron Medical	72,720	[a]	606,485
Young Innovations	1,880		68,000
			7,801,032
Healthcare Providers & Services—2.5%
Acadia Healthcare	33,900	[a]	778,005
Air Methods	9,200	[a]	1,004,364

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Healthcare Providers & Services (continued)
AmSurg	55,111	[a]	1,544,210
Bio-Reference Labs	51,390	[a,b]	1,353,099
Chemed	8,500		578,680
Health Net	23,460	[a]	552,483
HealthSouth	8,630	[a]	189,774
Kindred Healthcare	197,206	[a]	2,139,685
Magellan Health Services	32,900	[a]	1,706,852
Owens & Minor	6,585		180,297
Universal American	70,650		585,688
			10,613,137
Hotels, Restaurants & Leisure—2.4%
Cracker Barrel Old Country Store	30,612		1,881,107
Interval Leisure Group	20,646		388,764
Jack in the Box	34,100	[a]	939,455
Krispy Kreme Doughnuts	200,740	[a]	1,826,734
Multimedia Games Holding Company	47,400	[a]	700,572
Nathan’s Famous	10,711	[a]	339,110
Ruby Tuesday	85,380	[a]	666,818
Ruth’s Hospitality Group	82,211	[a]	616,582
Scientific Games, Cl. A	108,700	[a]	905,471
SHFL Entertainment	46,900	[a]	645,344
Sonic	41,134	[a]	416,687
Wendy’s	232,010	[b]	1,081,167
			10,407,811
Household Durables—1.2%
Beazer Homes USA	39,270	[a,b]	586,301
CSS Industries	40,200		824,904
Harman International Industries	5,120		202,547
Jarden	11,225		593,915
Lifetime Brands	20,939		209,390
M/I Homes	80,690	[a]	1,775,987
Tupperware Brands	12,786		829,172
			5,022,216

Common Stocks (continued)	Shares		Value ($)
Household Products—.1%
Church & Dwight	3,770		204,145
WD-40	4,420		208,801
			412,946
Independent Power Prod. & Energy Traders—.3%
GenOn Energy	273,200	[a]	696,660
Ormat Technologies	40,500	[b]	746,010
			1,442,670
Industrial Conglomerates—.5%
Standex International	47,200		2,325,072
Insurance—5.4%
American Equity Investment Life Holding	238,785	[b]	2,753,191
American Financial Group	6,990		277,153
Argo Group International Holdings	18,460		612,687
Aspen Insurance Holdings	48,200		1,508,660
Assurant	6,310		215,865
Donegal Group, Cl. A	31,546		436,281
Endurance Specialty Holdings	28,504		1,145,861
Everest Re Group	7,583		822,528
FBL Financial Group, Cl. A	21,604		718,117
Fidelity National Financial, Cl. A	44,000		1,065,240
Hanover Insurance Group	24,092		880,563
HCC Insurance Holdings	72,982		2,691,576
Horace Mann Educators	35,200		673,024
Navigators Group	17,233	[a]	903,182
Platinum Underwriters Holdings	17,566		782,038
Primerica	65,970		1,888,721
ProAssurance	1,961		177,823
RLI	19,695		1,269,146
Tower Group	178,287		3,013,050
Validus Holdings	36,988		1,311,594
			23,146,300
Internet & Catalog Retail—.2%
Shutterfly	39,000	[a]	1,051,050

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Internet Software & Services—.5%
DealerTrack Holdings	31,650	[a]	851,068
Digital River	62,200	[a]	908,742
Unwired Planet	247,632	[a]	339,256
			2,099,066
IT Services—3.0%
Acxiom	79,834	[a]	1,412,263
CACI International, Cl. A	47,600	[a]	2,434,740
Cardtronics	46,600	[a]	1,069,004
Cass Information Systems	3,880		182,321
Computer Services	2,735		82,023
Convergys	154,550		2,412,526
CoreLogic	58,900	[a]	1,521,976
DST Systems	18,100		1,043,284
Heartland Payment Systems	30,884		915,093
Jack Henry & Associates	5,460		212,230
MoneyGram International	49,000	[a]	588,490
NeuStar, Cl. A	23,143	[a]	930,349
Online Resources	106,250	[a]	245,437
Syntel	3,435		206,650
			13,256,386
Leisure Equipment & Products—.1%
JAKKS Pacific	45,958	[b]	573,556
Life Sciences Tools & Services—.5%
Affymetrix	102,600	[a,b]	341,658
Cambrex	47,900	[a]	525,463
Charles River
Laboratories International	29,800	[a]	1,143,426
			2,010,547
Machinery—4.1%
Actuant, Cl. A	40,050		1,152,238
Albany International, Cl. A	30,710		660,572
Altra Holdings	40,450		760,864
CLARCOR	3,265		151,431

Common Stocks (continued)	Shares		Value ($)
Machinery (continued)
Columbus McKinnon	65,220	[a]	975,691
Donaldson	14,579		489,563
ESCO Technologies	26,600		976,220
Flow International	178,700	[a]	562,905
Gardner Denver	4,384		306,222
Graco	4,145		204,804
Harsco	26,550		534,982
Hyster-Yale Materials Handling	10,260		425,585
Hyster-Yale Materials Handling, Cl. B	10,260		425,585
IDEX	10,826		486,629
ITT	40,200		899,274
John Bean Technologies	53,010		863,533
Lincoln Electric Holdings	20,030		951,626
Lydall	67,791	[a]	887,384
Manitowoc	44,400		666,000
Navistar International	25,100	[a,b]	512,291
Tennant	26,200		999,268
Titan International	80,420	[b]	1,634,939
TriMas	62,690	[a]	1,623,671
Twin Disc	28,200	[b]	481,092
			17,632,369
Marine—.1%
Danaos	115,000	[a]	317,400
Media—.6%
John Wiley & Sons, Cl. A	11,170		476,959
Meredith	25,078	[b]	781,932
Valassis Communications	52,730	[a,b]	1,369,925
			2,628,816
Metals & Mining—2.1%
Carpenter Technology	4,110		199,171
Haynes International	27,080		1,260,303
Kaiser Aluminum	29,005		1,765,534
Materion	43,910		900,155

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Metals & Mining (continued)
Metals USA Holdings	76,910		1,202,872
Noranda Aluminum Holding	123,800		734,134
Olympic Steel	25,400	[b]	502,158
RTI International Metals	28,080	[a]	696,384
Stillwater Mining	45,920	[a]	527,162
Worthington Industries	59,400		1,399,464
			9,187,337
Multi-Utilities—.3%
NorthWestern	35,800		1,241,902
Office Electronics—.4%
Zebra Technologies, Cl. A	49,066	[a]	1,911,121
Oil, Gas & Consumable Fuels—3.3%
Berry Petroleum, Cl. A	63,888		1,987,556
Callon Petroleum	147,490	[a]	691,728
Energy XXI	28,900	[b]	915,552
EPL Oil & Gas	60,280	[a]	1,265,277
Gulfport Energy	47,530	[a]	1,808,041
Halcon Resources	136,370	[a]	842,767
Northern Oil and Gas	73,982	[a,b]	1,161,517
PetroQuest Energy	100,880	[a,b]	537,690
Stone Energy	61,430	[a]	1,273,444
Synergy Resources	162,220	[a]	627,791
TransGlobe Energy	55,000	[a]	569,800
Warren Resources	266,219	[a]	732,102
Western Refining	50,700	[b]	1,472,835
World Fuel Services	5,395		210,135
			14,096,235
Paper & Forest Products—.9%
Glatfelter	87,429		1,485,419
Mercer International	180,915	[a]	1,255,550
Schweitzer-Mauduit International	26,408		989,508
			3,730,477

Common Stocks (continued)	Shares		Value ($)
Personal Products—1.0%
Medifast	24,700	[a]	783,484
Nu Skin Enterprises, Cl. A	75,062	[b]	3,407,815
			4,191,299
Pharmaceuticals—.7%
Flamel Technologies, ADR	228,462	[a]	740,217
MAP Pharmaceuticals	18,280	[a,b]	291,383
Nektar Therapeutics	23,017	[a,b]	150,301
Questcor Pharmaceuticals	29,400	[b]	762,930
Sagent Pharmaceuticals	30,480	[a,b]	454,152
Santarus	81,600	[a]	813,552
			3,212,535
Professional Services—3.3%
Acacia Research	37,850	[a]	841,405
American Reprographics	156,480	[a]	394,330
Barrett Business Services	19,971		664,036
CBIZ	215,919	[a,b]	1,254,489
CDI	61,763		1,020,325
Corporate Executive Board	3,720		159,216
Dun & Bradstreet	12,965		1,026,569
FTI Consulting	80,740	[a]	2,495,673
Kelly Services, Cl. A	56,200		767,692
Korn/Ferry International	135,202	[a]	1,949,613
Lender Processing Services	150,420		3,737,937
			14,311,285
Real Estate Investment Trusts—2.8%
Brandywine Realty Trust	54,800	[c]	653,764
Capstead Mortgage	78,900	[c]	957,846
EPR Properties	2,400		108,840
First Potomac Realty Trust	49,442	[c]	579,955
Glimcher Realty Trust	11,824	[c]	126,753
Hersha Hospitality Trust	339,958	[c]	1,594,403
LaSalle Hotel Properties	29,500	[c]	711,245

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate Investment Trusts (continued)
Medical Properties Trust	202,304	[c]	2,360,888
Omega Healthcare Investors	131,160	[c]	3,006,187
PS Business Parks	11,300	[c]	728,737
Ramco-Gershenson Properties Trust	81,215	[c]	1,086,657
			11,915,275
Real Estate Management &
Development—.4%
Altisource Portfolio Solutions	17,113	[a]	1,819,625
Road & Rail—.9%
Arkansas Best	54,345		449,977
Avis Budget Group	58,400	[a]	1,106,096
Con-way	28,300		794,947
Landstar System	4,110		207,843
Ryder System	23,700		1,115,559
			3,674,422
Semiconductors & Semiconductor
Equipment—2.1%
Cabot Microelectronics	4,365		142,386
Ceva	25,900	[a]	391,349
FormFactor	157,632	[a]	698,310
Freescale Semiconductor	50,870	[a,b]	471,056
GT Advanced Technologies	428,100	[a,b]	1,442,697
Integrated Silicon Solution	78,743	[a]	689,789
Kulicke & Soffa Industries	105,850	[a]	1,209,865
LTX-Credence	80,142	[a]	455,207
Rambus	75,200	[a]	367,728
Silicon Image	211,500	[a]	985,590
Spansion, Cl. A	43,840	[a]	513,805
Teradyne	29,050	[a]	454,342
Ultratech	25,000	[a]	820,500
Veeco Instruments	12,760	[a,b]	363,150
			9,005,774

Common Stocks (continued)	Shares		Value ($)
Software—2.7%
Accelrys	79,000	[a]	695,990
American Software, Cl. A	135,776		1,095,712
Cadence Design Systems	71,100	[a]	905,103
Comverse	20,133		579,227
Comverse Technology	122,430	[a]	435,851
Ebix	10,950		184,069
Fair Isaac	16,433		703,661
FalconStor Software	295,918	[a]	707,244
NetScout Systems	38,600	[a]	969,632
Progress Software	31,990	[a]	643,319
Rovi	55,960	[a]	858,426
SeaChange International	66,200	[a]	612,350
TiVo	101,700	[a]	1,189,890
Tyler Technologies	15,600	[a]	731,952
Verint Systems	42,110	[a,b]	1,169,395
			11,481,821
Specialty Retail—4.2%
Barnes & Noble	62,800	[a,b]	901,180
Bebe Stores	105,416		396,364
Chico’s FAS	37,890		706,648
Express	25,900	[a]	386,687
Finish Line, Cl. A	51,400		1,060,382
Guess?	15,780		408,229
JOS. A. Bank Clothiers	36,410	[a,b]	1,569,272
Kirkland’s	47,740	[a]	433,957
Men’s Wearhouse	41,400		1,343,016
Office Depot	275,090	[a]	924,302
OfficeMax	232,200		2,322,000
PEP Boys-Manny Moe & Jack	127,130	[b]	1,343,764
RadioShack	149,800	[b]	304,094
Rent-A-Center	144,695		5,029,598

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Specialty Retail (continued)
Sonic Automotive, Cl. A	52,129	[b]	1,029,026
			18,158,519
Textiles, Apparel & Luxury Goods—1.5%
Aeropostale	35,060	[a]	484,179
American Eagle Outfitters	32,950		698,540
Ascena Retail Group	85,937	[a]	1,727,334
Delta Apparel	45,995	[a]	667,387
G-III Apparel Group	16,100	[a]	612,605
Iconix Brand Group	119,354	[a]	2,406,176
			6,596,221
Thrifts & Mortgage Finance—1.8%
Astoria Financial	61,000	[b]	569,130
Brookline Bancorp	72,744		615,414
Dime Community Bancshares	67,230		937,858
First Financial Holdings	55,266		745,538
Flushing Financial	45,015		673,424
Heritage Financial Group	51,954		682,676
Ocwen Financial	66,400	[a]	2,381,104
Rockville Financial	53,488		694,274
Washington Federal	36,168		581,220
			7,880,638
Tobacco—.1%
Universal	11,600	[b]	578,840
Trading Companies & Distributors—.6%
CAI International	59,250	[a]	1,185,000
DXP Enterprises	17,800	[a]	859,562
Lawson Products	31,896	[b]	264,099
Textainer Group Holdings	12,700	[b]	383,286
			2,691,947
Total Common Stocks
(cost $381,504,476)			414,046,970

Investment of Cash Collateral
for Securities Loaned—10.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $43,410,240)	43,410,240 [d]	43,410,240
Total Investments (cost $424,914,716)	106.2%	457,457,210
Liabilities, Less Cash and Receivables	(6.2%)	(26,671,068)
Net Assets	100.0%	430,786,142

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At November 30, 2012, the value of the fund’s securities on loan was
$42,385,211 and the value of the collateral held by the fund was $43,724,540, consisting of cash collateral of
$43,410,240 and U.S. Government & Agency securities valued at $314,300.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	10.7	Utilities	2.2
Banks	10.6	Semiconductors &
Money Market Investment	10.1	Semiconductor Equipment	2.1
Technology Hardware & Equipment	8.3	Automobiles & Components	1.9
Materials	7.4	Transportation	1.7
Software & Services	6.2	Pharmaceuticals,
Commercial & Professional Services	6.1	Biotech & Life Sciences	1.3
Insurance	5.4	Household & Personal Products	1.1
Diversified Financials	5.3	Exchange-Traded Funds	.7
Energy	5.2	Food, Beverage & Tobacco	.7
Health Care Equipment & Services	4.6	Media	.6
Retailing	4.5	Food & Staples Retailing	.4
Real Estate	3.2	Telecommunication Services	.2
Consumer Services	2.9
Consumer Durables & Apparel	2.8		106.2

† Based on net assets.
See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $42,385,211)—Note 1(b):
Unaffiliated issuers		381,504,476	414,046,970
Affiliated issuers		43,410,240	43,410,240
Cash			15,444,789
Receivable for investment securities sold			5,567,487
Dividends and securities lending income receivable			722,876
Receivable for shares of Common Stock subscribed			144,200
Prepaid expenses			31,479
			479,368,041
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			339,855
Liability for securities on loan—Note 1(b)			43,410,240
Payable for investment securities purchased			4,079,473
Payable for shares of Common Stock redeemed			663,757
Accrued expenses			88,574
			48,581,899
Net Assets ($)			430,786,142
Composition of Net Assets ($):
Paid-in capital			379,028,895
Accumulated undistributed investment income—net			1,890,606
Accumulated net realized gain (loss) on investments			17,324,147
Accumulated net unrealized appreciation
depreciation) on investments			32,542,494
Net Assets ($)			430,786,142

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	889,210	164,976	429,731,956
Shares Outstanding	45,318	8,683	21,655,152
Net Asset Value Per Share ($)	19.62	19.00	19.84

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $3,666 foreign taxes withheld at source)	5,222,988
Income from securities lending—Note 1(b)	302,904
Total Income	5,525,892
Expenses:
Management fee—Note 3(a)	3,299,659
Custodian fees—Note 3(c)	92,648
Professional fees	63,189
Registration fees	59,374
Directors’ fees and expenses—Note 3(d)	47,819
Prospectus and shareholders’ reports	16,104
Shareholder servicing costs—Note 3(c)	8,147
Loan commitment fees—Note 2	3,542
Distribution fees—Note 3(b)	1,278
Miscellaneous	26,124
Total Expenses	3,617,884
Less—reduction in expenses due to undertaking—Note 3(a)	(399)
Less—reduction in fees due to earnings credits—Note 3(c)	(14)
Net Expenses	3,617,471
Investment Income—Net	1,908,421
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,752,627
Net unrealized appreciation (depreciation) on investments	28,174,786
Net Realized and Unrealized Gain (Loss) on Investments	46,927,413
Net Increase in Net Assets Resulting from Operations	48,835,834

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2012	2011
Operations ($):
Investment income—net	1,908,421	573,823
Net realized gain (loss) on investments	18,752,627	24,412,345
Net unrealized appreciation
(depreciation) on investments	28,174,786	(24,681,280)
Net Increase (Decrease) in Net Assets
Resulting from Operations	48,835,834	304,888
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	(639,291)	—
Net realized gain on investments:
Class A Shares	(75,831)	(443,790)
Class C Shares	(14,596)	(61,614)
Class I Shares	(25,288,419)	(14,742,480)
Total Dividends	(26,018,137)	(15,247,884)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	118,438	830,601
Class C Shares	506	146,384
Class I Shares	147,573,196	119,134,231
Dividends reinvested:
Class A Shares	75,831	43,161
Class C Shares	14,596	15,022
Class I Shares	13,220,617	6,759,296
Cost of shares redeemed:
Class A Shares	(421,174)	(7,562,568)
Class C Shares	(22,518)	(958,764)
Class I Shares	(50,912,127)	(56,671,319)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	109,647,365	61,736,044
Total Increase (Decrease) in Net Assets	132,465,062	46,793,048
Net Assets ($):
Beginning of Period	298,321,080	251,528,032
End of Period	430,786,142	298,321,080
Undistributed investment income—net	1,890,606	621,176

	Year Ended November 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	6,248	40,242
Shares issued for dividends reinvested	4,401	2,167
Shares redeemed	(22,730)	(357,221)
Net Increase (Decrease) in Shares Outstanding	(12,081)	(314,812)
Class C
Shares sold	30	7,198
Shares issued for dividends reinvested	869	766
Shares redeemed	(1,216)	(46,318)
Net Increase (Decrease) in Shares Outstanding	(317)	(38,354)
Class I
Shares sold	7,796,955	6,040,831
Shares issued for dividends reinvested	761,027	337,627
Shares redeemed	(2,677,729)	(2,940,158)
Net Increase (Decrease) in Shares Outstanding	5,880,253	3,438,300

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	18.66	19.63	15.24	12.50
Investment Operations:
Investment income (loss)—net[b]	.02	(.04)	(.05)	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.56	.23	4.47	2.74
Total from Investment Operations	2.58	.19	4.42	2.74
Distributions:
Dividends from net realized
gain on investments	(1.62)	(1.16)	(.03)	—
Net asset value, end of period	19.62	18.66	19.63	15.24
Total Return (%)[d]	15.04	.62	29.05	21.92	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.29	1.34	2.94	[f]
Ratio of net expenses to average net assets	1.36	1.27	1.32	1.40	[f]
Ratio of net investment income
(loss) to average net assets	.12	(.18)	(.27)	(.02)[f]
Portfolio Turnover Rate	74.74	67.49	56.03	48.43	[e]
Net Assets, end of period ($ x 1,000)	889	1,071	7,308	6,289

a	From December 17, 2008 (commencement of operations) to November 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

		Year Ended November 30,
Class C Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	18.25	19.34	15.13	12.50
Investment Operations:
Investment (loss)—net[b]	(.12)	(.18)	(.18)	(.10)
Net realized and unrealized
gain (loss) on investments	2.49	.25	4.42	2.73
Total from Investment Operations	2.37	.07	4.24	2.63
Distributions:
Dividends from net realized
gain on investments	(1.62)	(1.16)	(.03)	—
Net asset value, end of period	19.00	18.25	19.34	15.13
Total Return (%)[c]	14.16	(.03)	28.07	21.04	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.15	2.03	2.10	3.70	[e]
Ratio of net expenses to average net assets	2.12	2.02	2.08	2.15	[e]
Ratio of net investment (loss)
to average net assets	(.64)	(.92)	(1.02)	(.77)[e]
Portfolio Turnover Rate	74.74	67.49	56.03	48.43	[d]
Net Assets, end of period ($ x 1,000)	165	164	916	617

a	From December 17, 2008 (commencement of operations) to November 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class I Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	18.83	19.72	15.28	12.50
Investment Operations:
Investment income—net[b]	.10	.04	.00 [c]	.03
Net realized and unrealized
gain (loss) on investments	2.57	.23	4.47	2.75
Total from Investment Operations	2.67	.27	4.47	2.78
Distributions:
Dividends from investment income—net	(.04)	—	(.00)[c]	—
Dividends from net realized
gain on investments	(1.62)	(1.16)	(.03)	—
Total Distributions	(1.66)	(1.16)	(.03)	—
Net asset value, end of period	19.84	18.83	19.72	15.28
Total Return (%)	15.45	1.04	29.32	22.24	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.99	1.07	1.91	[e]
Ratio of net expenses to average net assets	.99	.99	1.06	1.15	[e]
Ratio of net investment income
o average net assets	.52	.20	.02	.26	[e]
Portfolio Turnover Rate	74.74	67.49	56.03	48.43	[d]
Net Assets, end of period ($ x 1,000)	429,732	297,086	243,304	63,379

a	From December 17, 2008 (commencement of operations) to November 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small CapValue Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager.Thompson, Siegel and Walmsley, LLC (“TS&W”), Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Management LLC (“Neuberger Berman”), Lombardia Capital Partners, LLC (“Lombardia”), Iridian Asset Management LLC (“Iridian”),Vulcan Value Partners, LLC (“Vulcan”) and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio. Effective May 10, 2012 and August 15, 2012, the Company’s Board of Directors (the “Board”) approved new sub-investment advisory agreements with Vulcan and Kayne, respectively.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unad-

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2012 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	403,413,006	425,585	††	—	403,838,591
Equity Securities—
Foreign
Common Stocks†	7,361,845	—		—	7,361,845
Exchange-Traded
Funds	2,846,534	—		—	2,846,534
Mutual Funds	43,410,240	—		—	43,410,240

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At November 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2012,The Bank of New York Mellon earned $100,968 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended November 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2011($)	Purchases ($)	Sales ($)	11/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	11,415,857	170,177,841	138,183,458	43,410,240	10.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,594,979, undistributed capital gains $11,932,510 and unrealized appreciation $28,229,758.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2012 and November 30, 2011 were as follows: ordinary income $7,650,223 and $11,066,759 and long-term capital gains $18,367,914 and $4,181,125, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on November 30, 2012, the fund did not borrow under the Facilities.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2011 through April 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed an annual rate of 1.15% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking amounted to $399 during the period ended November 30, 2012.

Pursuant to separate Sub-Investment Advisory Agreements between Dreyfus and TS&W, Walthausen, Neuberger Berman, Lombardia, Iridian, Vulcan and Kayne, Dreyfus pays each sub-investment adviser separate monthly fees at an annual percentage of the value of the fund’s average daily net assets managed by such sub-investment adviser.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2012, Class C shares were charged $1,278 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2012, Class A and Class C shares were charged $2,146 and $426, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $3,073 for transfer agency services and $72 for cash management services. Cash management fees were partially offset by earnings credits of $9.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2012, the fund was charged $92,648 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $140 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $5.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2012, the fund was charged $8,650 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $308,482, Distribution Plan fees $99, Shareholder Services Plan fees $205, custodian fees $27,046, Chief Compliance Officer fees $3,318 and transfer agency fees $705.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2012, amounted to $338,828,921 and $262,868,263, respectively.

At November 30, 2012, the cost of investments for federal income tax purposes was $429,227,452; accordingly, accumulated net unrealized appreciation on investments was $28,229,758, consisting of $56,640,393 gross unrealized appreciation and $28,410,635 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Select Managers Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small CapValue Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small CapValue Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2013

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 46.80% of the ordinary dividends paid during the fiscal year ended November 30, 2012 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,140,185 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns. Also, the fund hereby reports $.4478 per share as a short-term capital gain distribution paid and $1.1724 per share as a long-term capital gain distribution paid on December 30, 2011 and also reports $.0002 per share as a short-term capital gain distribution paid and $.0012 per share as a long-term capital gain distribution paid on March 28, 2012.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services; (b) Dreyfus’ Portfolio Allocation Management Agreement (the “Allocation Agreement”) with EACM Advisors, LLC (“EACM”), pursuant to which EACM is responsible for evaluating and recommending sub-advisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each sub-adviser, monitoring and evaluating the performance of the sub-advisers, and recommending whether a sub-adviser should be terminated; and (c) Dreyfus’ separate Sub-Investment Advisory Agreements with each of Thomson, Siegel and Walmsley, LLC, Walthausen & Co., LLC, Neuberger Berman Management, LLC, Lombardia Capital Partners, LLC, and Iridian Asset Management, LLC (collectively, the “Sub-Advisers”), pursuant to which each Sub-Adviser serves as sub-investment adviser and provides day-today management of a percentage of the fund’s portfolio (collectively, the “Sub-Advisory Agreements”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and EACM. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided

The Fund 45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, Dreyfus’ supervisory activities over EACM and the Sub-Advisers, and EACM’s evaluations and recommendations to Dreyfus regarding the Sub-Advisers and EACM’s supervisory activities over the Sub-Advisers. The Board also considered the brokerage policies and practices (including policies and practices regarding soft dollars) of the respective Sub-Advisers and the respective standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median and the Performance Universe median for the reported time periods. Dreyfus also provided a comparison of the fund’s actual total return for its three calendar years of existence to the return of the fund’s benchmark index, and the Board noted the fund’s return was higher in each calendar year.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group median and the Expense Universe median, and the fund’s actual total expenses approximated the Expense Group median and were below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until April 1, 2013, so that annual direct fund operating expenses (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus, EACM, or one of the respective Sub-Advisers for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee paid to EACM and to each Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus. The Board also reviewed and considered the individual performance of the respective Sub-Advisers as to the portion of the fund’s assets under their man-agement.The Board also noted that EACM’s and each Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, EACM, and the Sub-Advisers, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays EACM and each Sub-Adviser pursuant to respective Agreements, the Board did not consider EACM’s or any Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus and each Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and EACM from acting as portfolio allocation manager, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus, EACM, and the Sub-Advisers are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the respective fees paid to Dreyfus, EACM, and the Sub-Advisers were reasonable in light of the con- siderations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements for the ensuing year was in the best interests of the fund and its shareholders.

APPROVAL OF AN ADDITONAL SUB-INVESTMENT ADVISER

At a meeting of the fund’s Board of Directors held on July 30, 2012, the Board considered the approval of a Sub-Investment Advisory Agreement with Kayne Anderson Rudnick Investment Management LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser would serve as an additional sub-investment adviser and provide day-to-day management of a percentage of the fund’s portfolio (the “Sub-Advisory Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and EACM. In considering approval of the Sub-Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund.The Board considered information previously provided to them in a presentation from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board considered the portfolio management and research capabilities of the Sub-Adviser, the Sub-Adviser’s portfolio brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution, and that Dreyfus and EACM would supervise the Sub-Adviser’s activities with respect to the fund.

Comparative Analysis of Performance and Fees. Representatives of Dreyfus and EACM reviewed the investment strategies to be employed by the Sub-Adviser in managing its portion of the fund’s assets. The Board considered EACM’s presentation regarding the Sub-Adviser’s portfolio management and research resources and capabilities, experience in managing small cap equity funds, historical investment performance in the strategy to be employed for the fund, reputation and financial condition, brokerage and trading policies and practices, and internal compliance programs, as well as Dreyfus’ and EACM’s recommendation and supervision of, and relationship with, the Sub-Adviser.

Dreyfus representatives reviewed with the Board members the advisory fees paid to the Sub-Adviser for funds in the same Lipper category as the fund, or by separate accounts and/or other types of client portfolios managed by the Sub-Adviser considered to have similar investment strategies and policies as the fund (the “Similar Accounts”), and

The Fund 51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

explained the nature of the Similar Accounts. Dreyfus representatives noted that neither Dreyfus nor EACM advise any separate accounts and/or other types of client portfolios considered to have similar investment strategies and policies as the fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services to be provided by the Sub-Adviser and Dreyfus.The Board noted the Sub-Adviser’s fee would be paid by Dreyfus (out of its fee from the fund) and not the fund and would be at the same rate as that payable to the fund’s other sub-advisers. The Board also reviewed and considered the Sub-Adviser’s composite performance record.

Analysis of Profitability. Since Dreyfus, and not the fund, would pay the Sub-Adviser, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the Sub-Advisory Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the ser- vices to be provided by the Sub-Adviser are adequate and appropri- ate, in light of the considerations described above.

  The Board concluded that the fee to be paid to the Sub-Adviser is reasonable, in light of the considerations described above, and that consideration of total expense ratios, profitability, and economics of scale were not relevant to the determination.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Sub-Advisory Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
William Hodding Carter III (77)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 27
———————
Gordon J. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable, LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 50
———————
Joni Evans (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 27

The Fund 53

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (72)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73
———————
Richard C. Leone (72)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 27
———————
Robin A. Melvin (49)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 100

Burton N.Wallack (62)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————
John E. Zuccotti (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• New York Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 55

OFFICERS OF THE FUND (Unaudited)

The Fund 57

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	UnderstandingYour Fund’s Expenses
8	ComparingYour Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
37	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Equity Fund, covering the 12-month period from December 1, 2011, through November 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, equities generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted respectable returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels, as growth early in the new year may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, resolution of these issues may prompt corporate decision-makers to increase capital spending later in the year, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2011, through November 30, 2012, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2012, Dreyfus U.S. Equity Fund’s Class A shares achieved a return of 8.80%, Class C shares returned 7.85% and Class I shares returned 9.23%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International USA Index (“MSCI USA Index”), achieved a 15.36% return over the same period.2

Despite heightened volatility, U.S. stocks generally rallied over the reporting period as investors responded to aggressively accommodative monetary policies from the Federal Reserve Board (the “Fed”) and other central banks. The fund produced lower returns than its benchmark, primarily due to its lack of exposure to some of the market’s better performers.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks of companies that are located in the United States.When selecting stocks,Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of their cash generation and to understand the variables that add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of their products, costs and pricing, competition, industry position and outlook.

Economic Optimism Lifted U.S. Equities

The reporting period began in the aftermath of pronounced stock market weakness, resulting in attractive valuations across a number of market sectors in December 2011. Indeed, by the first quarter of 2012, stocks generally were rallying amid stronger U.S. employment and manufacturing gains, as well as a quantitative easing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

program in Europe that forestalled a more severe banking crisis in the region. Meanwhile, corporate earnings generally remained strong, and many companies had shored up their balance sheets. Investors grew more tolerant of risks, focusing more intently on business fundamentals and less on news headlines.

These positive influences were called into question during the spring, when the U.S. labor market’s rebound and measures designed to relieve fiscal pressures in Europe encountered political resistance. However, investor sentiment soon improved when several central banks announced measures to stimulate their economies. The Fed extended Operation Twist in June and embarked on a third round of quantitative easing in September. In July, the European Central Bank signaled its commitment to supporting the euro, which was followed by plans to buy distressed debt from the European Union’s more troubled members. U.S. stocks rallied over the summer, enabling the benchmark to end the reporting period with double-digit gains.

Defensive Posture Dampened Relative Performance

Our cautious investment approach generally beats market averages during market downturns, but lags during rallies.The reporting period proved to be no exception. This was particularly evident in the financials sector, an area we have avoided for some time due, in part, to ongoing deleveraging pressures. As a result, the fund did not participate in gains posted by major U.S. banks. In addition, the fund did not hold some of the reporting period’s top performers, such as electronics innovator Apple, Internet retailer Amazon.com and industrial conglomerate General Electric.

Several holdings also disappointed during the reporting period. Semiconductors giant Intel struggled to adjust its product mix amid an industry-wide transition from personal computers to mobile devices. Investors responded negatively to acquisitions made by thermal imaging specialist FLIR Systems. In the energy sector, demand from drillers for ceramic proppant from CARBO Ceramics was hurt by low natural gas prices, and Occidental Petroleum and Apache struggled when declining oil prices limited production growth.

The fund achieved better results in other areas. In the health care sector,Australia-based sleep apnea specialist maker ResMed benefited from a weak Australian dollar and robust demand for its devices.Among consumer discretionary companies, discount retailerThe

4

TJX Companies posted higher profits, sales and same-store comparisons, and clothing chain Urban Outfitters reported substantial sales and earnings growth in 2012 after weathering bouts of weakness in 2011. Information technology company Amphenol, Cl.A, gained market share amid the increasing popularity of mobile devices containing its connectors. Payment processing firm MasterCard, Cl. A, saw higher transaction volumes as more consumers used credit and debit cards instead of cash.

Macroeconomic Uncertainty Persists

We expect market volatility to persist over the near term as subpar global economic recoveries continue. Signs of early economic recovery in the U.S. are amongst the most encouraging but political uncertainties are likely to continue to fuel market volatility domestically.That said, the investment focus remains unchanged; a focus on high-quality companies that, in our analysis, have healthy balance sheets, profitable businesses, strong management teams, and favorable long-term growth prospects.

December 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April
1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International USA (MSCI USA) Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the
United States. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus U.S. Equity Fund on 5/30/08 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International USA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/12

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	5/30/08	2.52%		3.66%
without sales charge	5/30/08	8.80%		5.03%
Class C shares
with applicable redemption charge†	5/30/08	6.85%		4.19%
without redemption	5/30/08	7.85%		4.19%
Class I shares	5/30/08	9.23%		5.36%
Morgan Stanley Capital
International USA Index	5/31/08	15.36%		1.87%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Equity Fund from June 1, 2012 to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.11	$10.64	$4.15
Ending value (after expenses)	$1,071.40	$1,066.20	$1,073.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.96	$10.38	$4.04
Ending value (after expenses)	$1,019.10	$1,014.70	$1,021.00

† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 2.06% for Class C and .80%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2012

Common Stocks—97.2%	Shares		Value ($)
Capital Goods—16.5%
Boeing	152,900		11,357,412
Donaldson	293,900		9,869,162
Emerson Electric	217,200		10,909,956
Fastenal	244,100		10,205,821
Flowserve	93,200		12,912,860
MSC Industrial Direct, Cl. A	139,800		10,157,868
Precision Castparts	62,060		11,381,183
Rockwell Collins	203,800	[a]	11,653,284
			88,447,546
Consumer Durables & Apparel—3.7%
Coach	172,500		9,977,400
NIKE, Cl. B	104,300		10,167,164
			20,144,564
Consumer Services—5.6%
McDonald’s	128,900		11,219,456
Panera Bread, Cl. A	54,700	[b]	8,779,350
Starbucks	194,400		10,083,528
			30,082,334
Energy—9.8%
Apache	113,300		8,734,297
CARBO Ceramics	161,700	[a]	12,381,369
EOG Resources	101,460		11,933,725
Occidental Petroleum	121,100		9,107,931
Schlumberger	149,450		10,703,609
			52,860,931
Food & Staples Retailing—2.3%
Wal-Mart Stores	173,000		12,459,460
Food, Beverage & Tobacco—1.9%
Coca-Cola	269,400		10,215,648

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services—9.9%
C.R. Bard	51,650		5,113,867
Meridian Bioscience	566,900	[a]	11,355,007
ResMed	356,800	[a]	14,660,912
Stryker	185,600		10,052,096
Varian Medical Systems	174,400	[b]	12,061,504
			53,243,386
Household & Personal Products—2.1%
Colgate-Palmolive	101,900		11,056,150
Materials—6.2%
Monsanto	139,100		12,740,169
Praxair	95,100		10,195,671
Sigma-Aldrich	139,900		10,145,548
			33,081,388
Pharmaceuticals, Biotech &
Life Sciences—3.9%
Celgene	139,400	[b]	10,955,446
Johnson & Johnson	146,700		10,229,391
			21,184,837
Retailing—9.2%
Family Dollar Stores	176,900	[a]	12,595,280
The TJX Companies	315,300		13,980,402
Tractor Supply	104,400		9,356,328
Urban Outfitters	354,200	[b]	13,353,340
			49,285,350
Semiconductors &
Semiconductor Equipment—2.0%
Intel	555,000		10,861,350

10

Common Stocks (continued)	Shares		Value ($)
Software & Services—14.5%
Adobe Systems	291,300	[b]	10,081,893
Automatic Data Processing	175,800		9,978,408
Google, Cl. A	16,960	[b]	11,844,355
MasterCard, Cl. A	28,370		13,863,852
Microsoft	388,100		10,331,222
Oracle	351,100		11,270,310
Paychex	326,000		10,608,040
			77,978,080
Technology Hardware &
Equipment—5.6%
Amphenol, Cl. A	123,300		7,634,736
Cisco Systems	592,700		11,207,957
QUALCOMM	174,100		11,076,242
			29,918,935
Transportation—4.0%
C.H. Robinson Worldwide	185,600		11,458,944
Expeditors International of Washington	268,400		10,043,528
			21,502,472
Total Common Stocks
(cost $451,956,371)			522,322,431

Other Investment—3.5%
Registered
Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $18,726,000)	18,726,000	[c]	18,726,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,361,023)	4,361,023 [c]	4,361,023
Total Investments (cost $475,043,394)	101.5%	545,409,454
Liabilities, Less Cash and Receivables	(1.5%)	(8,303,138)
Net Assets	100.0%	537,106,316

a Security, or portion thereof, on loan.At November 30, 2012, the value of the fund’s securities on loan was
$12,504,917 and the value of the collateral held by the fund was $12,736,137, consisting of cash collateral of
$4,361,023 and U.S. Government and Agency securities valued at $8,375,114.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	16.5	Pharmaceuticals,
Software & Services	14.5	Biotech & Life Sciences	3.9
Health Care Equipment & Services	9.9	Consumer Durables & Apparel	3.7
Energy	9.8	Food & Staples Retailing	2.3
Retailing	9.2	Household & Personal Products	2.1
Materials	6.2	Semiconductors &
Consumer Services	5.6	Semiconductor Equipment	2.0
Technology Hardware & Equipment	5.6	Food, Beverage & Tobacco	1.9
Money Market Investments	4.3
Transportation	4.0		101.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,504,917)—Note 1(b):
Unaffiliated issuers		451,956,371	522,322,431
Affiliated issuers		23,087,023	23,087,023
Cash			229,126
Dividends and securities lending income receivable			1,038,568
Receivable for shares of Common Stock subscribed			75,000
Prepaid expenses			19,899
			546,772,047
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			338,887
Payable for investment securities purchased			4,739,040
Liability for securities on loan—Note 1(b)			4,361,023
Payable for shares of Common Stock redeemed			142,850
Accrued expenses			83,931
			9,665,731
Net Assets ($)			537,106,316
Composition of Net Assets ($):
Paid-in capital			465,701,468
Accumulated undistributed investment income—net			4,443,355
Accumulated net realized gain (loss) on investments			(3,404,567)
Accumulated net unrealized appreciation
(depreciation) on investments			70,366,060
Net Assets ($)			537,106,316

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,809,805	277,522	535,018,989
Shares Outstanding	117,165	18,543	34,491,720
Net Asset Value Per Share ($)	15.45	14.97	15.51

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,509,171
Affiliated issuers	16,082
Income from securities lending—Note 1(b)	874,551
Total Income	8,399,804
Expenses:
Management fee—Note 3(a)	3,587,124
Professional fees	66,015
Registration fees	58,374
Directors’ fees and expenses—Note 3(d)	54,262
Custodian fees—Note 3(c)	40,658
Prospectus and shareholders’ reports	12,172
Shareholder servicing costs—Note 3(c)	9,929
Loan commitment fees—Note 2	3,869
Distribution fees—Note 3(b)	2,145
Miscellaneous	18,131
Total Expenses	3,852,679
Less—reduction in fees due to earnings credits—Note 3(c)	(15)
Net Expenses	3,852,664
Investment Income—Net	4,547,140
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(733,670)
Net unrealized appreciation (depreciation) on investments	36,376,747
Net Realized and Unrealized Gain (Loss) on Investments	35,643,077
Net Increase in Net Assets Resulting from Operations	40,190,217

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2012	2011
Operations ($):
Investment income—net	4,547,140	1,851,998
Net realized gain (loss) on investments	(733,670)	(2,670,897)
Net unrealized appreciation
(depreciation) on investments	36,376,747	25,300,645
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,190,217	24,481,746
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	(1,914,449)	(274,865)
Net realized gain on investments:
Class A Shares	—	(11,303)
Class C Shares	—	(1,516)
Class I Shares	—	(752,726)
Total Dividends	(1,914,449)	(1,040,410)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,520,589	460,558
Class C Shares	119,955	150,798
Class I Shares	200,047,673	249,266,465
Dividends reinvested:
Class A Shares	—	1,717
Class C Shares	—	322
Class I Shares	606,842	668,490
Cost of shares redeemed:
Class A Shares	(782,606)	(2,101,246)
Class C Shares	(75,248)	(281,394)
Class I Shares	(80,298,753)	(41,422,323)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	121,138,452	206,743,387
Total Increase (Decrease) in Net Assets	159,414,220	230,184,723
Net Assets ($):
Beginning of Period	377,692,096	147,507,373
End of Period	537,106,316	377,692,096
Undistributed investment income—net	4,443,355	1,810,664

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	101,027	33,007
Shares issued for dividends reinvested	—	127
Shares redeemed	(53,436)	(152,404)
Net Increase (Decrease) in Shares Outstanding	47,591	(119,270)
Class C
Shares sold	8,430	11,125
Shares issued for dividends reinvested	—	24
Shares redeemed	(5,290)	(20,449)
Net Increase (Decrease) in Shares Outstanding	3,140	(9,300)
Class I
Shares sold	13,460,380	18,119,105
Shares issued for dividends reinvested	42,645	49,481
Shares redeemed	(5,385,690)	(3,038,221)
Net Increase (Decrease) in Shares Outstanding	8,117,335	15,130,365

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	14.20	12.83	11.68	9.14	12.50
Investment Operations:
Investment income—net[b]	.08	.04	.01	.04	.02
Net realized and unrealized
gain (loss) on investments	1.17	1.39	1.16	2.53	(3.38)
Total from Investment Operations	1.25	1.43	1.17	2.57	(3.36)
Distributions:
Dividends from investment income—net	—	—	(.02)	(.03)	—
Dividends from net realized
gain on investments	—	(.06)	—	—	—
Total Distributions	—	(.06)	(.02)	(.03)	—
Net asset value, end of period	15.45	14.20	12.83	11.68	9.14
Total Return (%)[c]	8.80	11.17	10.01	28.19	(26.88)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.15	1.76	4.65	5.54	[e]
Ratio of net expenses
to average net assets	1.22	1.15	1.40	1.40	1.40	[e]
Ratio of net investment income
to average net assets	.57	.29	.04	.42	.33	[e]
Portfolio Turnover Rate	5.73	10.61	13.62	31.79	7.98	[d]
Net Assets, end of period ($ x 1,000)	1,810	988	2,424	3,884	2,618

a	From May 30, 2008 (commencement of operations) to November 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class C Shares	2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value, beginning of period	13.88	12.65	11.58	9.11	12.50
Investment Operations:
Investment (loss)—net[b]	(.05)	(.06)	(.09)	(.03)	(.02)
Net realized and unrealized
gain (loss) on investments	1.14	1.35	1.16	2.50	(3.37)
Total from Investment Operations	1.09	1.29	1.07	2.47	(3.39)
Distributions:
Dividends from net realized
gain on investments	—	(.06)	—	—	—
Net asset value, end of period	14.97	13.88	12.65	11.58	9.11
Total Return (%)[c]	7.85	10.22	9.24	27.11	(27.12)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08	1.94	2.52	5.83	6.30 [e]
Ratio of net expenses
to average net assets	2.08	1.94	2.15	2.15	2.14 [e]
Ratio of net investment (loss)
to average net assets	(.33)	(.47)	(.71)	(.27)	(.41)[e]
Portfolio Turnover Rate	5.73	10.61	13.62	31.79	7.98 [d]
Net Assets, end of period ($ x 1,000)	278	214	312	497	374

a	From May 30, 2008 (commencement of operations) to November 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

		Year Ended November 30,
Class I Shares	2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	14.27	12.88	11.70	9.16	12.50
Investment Operations:
Investment income—net[b]	.14	.09	.07	.05	.03
Net realized and unrealized
gain (loss) on investments	1.17	1.38	1.15	2.54	(3.37)
Total from Investment Operations	1.31	1.47	1.22	2.59	(3.34)
Distributions:
Dividends from investment income—net	(.07)	(.02)	(.04)	(.05)	—
Dividends from net realized
gain on investments	—	(.06)	—	—	—
Total Distributions	(.07)	(.08)	(.04)	(.05)	—
Net asset value, end of period	15.51	14.27	12.88	11.70	9.16
Total Return (%)	9.23	11.46	10.47	28.36	(26.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.82	.94	3.77	5.25	[d]
Ratio of net expenses
to average net assets	.80	.82	.94	1.15	1.14	[d]
Ratio of net investment income
to average net assets	.95	.67	.56	.54	.59	[d]
Portfolio Turnover Rate	5.73	10.61	13.62	31.79	7.98	[c]
Net Assets, end of period ($ x 1,000)	535,019	376,490	144,771	1,870	366

a	From May 30, 2008 (commencement of operations) to November 30, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Equity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

20

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical

22

data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	522,322,431	—	—	522,322,431
Mutual Funds	23,087,023	—	—	23,087,023

† See Statement of Investments for additional detailed categorizations.

At November 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2012,The Bank of New York Mellon earned $374,808 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended November 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2011($)	Purchases ($)	Sales ($)	11/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	19,448,000	148,716,000	149,438,000	18,726,000	3.5
Dreyfus
Institutional
Cash
Advantage
Fund	—	95,965,411	91,604,388	4,361,023.8
Total	19,448,000	244,681,411	241,042,388	23,087,023	4.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code

24

of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,443,355, accumulated capital losses $1,790,028 and unrealized appreciation $70,358,362. In addition, the fund had $1,606,841 of capital losses realized after October 31, 2012, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2012. If not applied, the carryover expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2012 and November 30, 2011 were as follows: ordinary income $1,914,449 and $1,040,410, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until April 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions,

26

commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. During the period ended November 30, 2012, there were no reduction in expenses pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the fund’s average daily net assets.

During the period ended November 30, 2012, the Distributor retained $4,638 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2012, Class C shares were charged $2,145 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2012, Class A and Class C shares were charged $3,102 and $715, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $2,835 for transfer agency services and $82 for cash management services. Cash management fees were partially offset by earnings credits of $10. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2012, the fund was charged $40,658 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $122 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $5.

During the period ended November 30, 2012, the fund was charged $8,650 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $321,169, Distribution Plan fees $170, Shareholder Services Plan fees $384, custodian fees $13,132, Chief Compliance Officer fees $3,318 and transfer agency fees $714.

28

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2012, amounted to $158,067,203 and $26,399,056, respectively.

At November 30, 2012, the cost of investments for federal income tax purposes was $475,051,092; accordingly, accumulated net unrealized appreciation on investments was $70,358,362, consisting of $81,357,900 gross unrealized appreciation and $10,999,538 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Equity Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Equity Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
January 28, 2013

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended November 30, 2012 as qualifying for the corporate dividends received deduction.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,914,449 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), between Dreyfus and Walter Scott & Partners Limited (the “Sub-Adviser”), pursuant to which the Sub-Adviser provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting

32

legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period and above the Performance Group and Performance Universe medians for each other time period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the fund’s benchmark index and noted that the fund’s returns were higher in two of the three years and lower in one year than those of the benchmark index.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group median and the Expense Universe median, and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until April 1, 2013, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and

34

the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements for the ensuing year was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
William Hodding Carter III (77)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 27
———————
Gordon J. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm ofVenable, LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 50
———————
Joni Evans (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 27

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (72)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73
———————
Richard C. Leone (72)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 27
———————
Robin A. Melvin (49)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 100

38

Burton N.Wallack (62)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————
John E. Zuccotti (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of NewYork
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• NewYork Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

40

The Fund 41

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	UnderstandingYour Fund’s Expenses
8	ComparingYour Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
39	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Global Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Global Stock Fund, covering the 12-month period from December 1, 2011, through November 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, international equities generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, global markets rose over the second half of the reporting period, offsetting previous bouts of weakness and enabling international stocks to post respectable gains, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012 as uncertainties surrounding U.S. fiscal policy ease, further healing of the European financial crisis occurs, and the emerging markets achieve a modestly stronger pace of growth.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2011, through November 30, 2012, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2012, Global Stock Fund’s Class A shares produced a total return of 13.08%, Class C shares returned 12.21% and Class I shares returned 13.49%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International World Index (the “MSCI World Index”), achieved a 13.62% return over the same period.2

Amid heightened volatility, global stock markets generally rallied over the reporting period as investors responded to aggressively accommodative monetary policies in many parts of the world.The fund lagged its benchmark, primarily due to its defensive investment posture, particularly in the financials sector.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in high-quality companies capable of sustainable growth and wealth creation over a long time horizon.The fund focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of the cash generation that is looked for in any investment and to understand the variables that demonstrate robust financial health and define long-term competitive advantage. Companies meeting the financial criteria are then subjected to a detailed investigation of products, costs and pricing, competition, industry position and outlook.

Central Bank Actions Lifted Global Equities

The reporting period began in the aftermath of pronounced weakness in global stock markets, resulting in attractive valuations across a number of market sectors in December 2011. Indeed, by the first quarter of 2012, many markets were rallying amid stronger U.S. employment gains, a quantitative easing program in Europe that forestalled a more severe banking crisis in the region, and less restrictive monetary and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fiscal policies in China. Meanwhile, corporate earnings generally remained strong, and many companies had shored up their balance sheets. Investors grew more tolerant of risks, focusing more intently on business fundamentals and less on news headlines.

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered political resistance, and the Chinese economy remained under pressure. However, investor sentiment soon improved when several central banks adopted aggressively accommodative monetary policies. In the United States, the Federal Reserve Board extended Operation Twist in June and embarked on a third round of quantitative easing in September. In a July speech, the head of the European Central Bank signaled the central bank’s commitment to supporting the euro, which was followed by plans to buy distressed debt from the European Union’s more troubled members. In China, industrial production improved, supporting exporters and commodities producers, and investors responded positively to expectations that new government leadership would adopt more stimulative fiscal policies.

Cautious Posture Dampened Relative Performance

Our relatively cautious investment approach generally beats market averages during market downturns, but lags during rallies.The reporting period proved to be no exception. This was particularly evident in the financials sector, an area we have regarded skeptically for some time due, in part, to ongoing deleveraging pressures. Consequently, the fund did not participate significantly in the sector’s gains when investors responded positively to various governments’ efforts to shore up their troubled banking systems. The fund’s relative results also were undercut by overweighted exposure to Japan, which continued to struggle with deflationary pressures and a weak domestic economy.

A number of individual holdings also disappointed during the reporting period. In the energy sector, U.K.-based BG Group encountered production problems in a number of its natural gas fields, and government intervention prevented Petroleo Brasileiro,ADR from passing along higher input costs to its customers. Proliferation of devices and uses of those devices has fundamentally changed many of the markets in which Canon operates, and concerns about how the company will fare in this new landscape has weighed on the share price of Japanese electronics company, Canon. U.S. semiconductors giant Intel struggled with an industry-wide transition from personal computers to mobile devices.

4

The fund achieved better results in the health care sector, where Australian blood plasma specialist CSL benefited from a weaker Australian dollar, strong sales and positive news regarding new products under development. Spain-based retailer Inditex reported higher gross margins and favorable same-store-sales comparisons. In the United States, discount apparel retailer The TJX Companies posted higher profits, sales and same-store comparisons. Denmark’s Novo Nordisk saw sales of its diabetes drugs increase. U.S. connectors manufacturer Amphenol gained market share amid the increasing popularity of mobile devices containing its products.

Global Uncertainty Persists

With valuations higher than they were a year ago and economic recovery in many parts of the world muted at best, a degree of caution is warranted.That said, the investment focus remains unchanged; a continued focus on companies that, in our analysis, have low debt levels, robust long-term growth prospects and strong market leading positions, companies with the attributes to deliver profitable growth regardless of broader economic conditions.

December 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market
liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.
1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Global Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/12

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	6.61%		1.50%	2.90%
without sales charge	12/29/06	13.08%		2.71%	3.93%
Class C shares
with applicable redemption charge †	12/29/06	11.21%		1.95%	3.15%
without redemption	12/29/06	12.21%		1.95%	3.15%
Class I shares	12/29/06	13.49%		3.10%	4.29%
Morgan Stanley Capital
International World Index	12/31/06	13.62%		–1.80%	0.14%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Stock Fund from June 1, 2012 to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.73	$10.73	$4.93
Ending value (after expenses)	$1,119.20	$1,114.40	$1,121.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.41	$10.23	$4.70
Ending value (after expenses)	$1,018.65	$1,014.85	$1,020.35

† Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 2.03% for Class C and .93%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2012

Common Stocks—97.6%	Shares	Value ($)
Australia—4.1%
CSL	305,300	16,472,219
Woodside Petroleum	398,000	14,038,947
		30,511,166
Brazil—1.5%
Petroleo Brasileiro, ADR, Cl. A	631,800	11,088,090
Canada—1.9%
Suncor Energy	431,100	14,087,186
China—3.1%
China Shenhua Energy, Cl. H	1,888,000	7,734,510
CNOOC	7,184,000	15,368,729
		23,103,239
Denmark—1.9%
Novo Nordisk, Cl. B	90,900	14,436,117
France—3.5%
Cie Generale d’Optique Essilor International	115,000	11,105,006
L’Oreal	110,000	14,928,275
		26,033,281
Hong Kong—5.1%
China Mobile	1,255,500	14,352,830
CLP Holdings	940,500	8,245,849
Hong Kong & China Gas	5,590,668	15,148,516
		37,747,195
Japan—14.0%
Canon	416,500	14,566,258
Chugai Pharmaceutical	371,100	7,355,825
Daikin Industries	183,200	5,760,349
Denso	419,100	13,772,571
FANUC	84,300	14,214,472
Honda Motor	435,900	14,446,277
Keyence	22,957	6,410,750
Komatsu	334,300	7,490,169
Mitsubishi Estate	337,000	6,495,942
Shin-Etsu Chemical	239,600	14,096,682
		104,609,295

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Singapore—1.2%
DBS Group Holdings	771,074		9,128,313
Spain—2.4%
Inditex	130,500		17,888,569
Sweden—1.6%
Hennes & Mauritz, Cl. B	374,000		12,136,232
Switzerland—6.2%
Nestle	216,000		14,136,614
Novartis	100,600		6,225,758
SGS	5,000		11,217,222
Syngenta	37,300		14,953,005
			46,532,599
Taiwan—1.1%
Taiwan Semiconductor Manufacturing, ADR	458,800		7,923,476
United Kingdom—10.2%
BG Group	672,000		11,520,123
HSBC Holdings	1,520,000		15,529,736
Reckitt Benckiser Group	242,200		15,230,630
Standard Chartered	594,041		13,847,886
Tesco	2,823,000		14,703,879
WM Morrison Supermarkets	1,200,500		5,170,059
			76,002,313
United States—39.8%
Adobe Systems	415,800	[a]	14,390,838
Amphenol, Cl. A	165,400		10,241,568
Automatic Data Processing	246,700		14,002,692
C.R. Bard	79,700		7,891,097
Cisco Systems	798,000		15,090,180
Colgate-Palmolive	123,900		13,443,150
EOG Resources	142,500		16,760,850
Fastenal	210,000		8,780,100
Google, Cl. A	19,800	[a]	13,827,726
Intel	677,900		13,266,503
Johnson & Johnson	186,100		12,976,753
MasterCard, Cl. A	30,300		14,807,004
Microsoft	503,200		13,395,184
NIKE, Cl. B	143,800		14,017,624

10

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Oracle	447,400	14,361,540
Praxair	128,600	13,787,206
Precision Castparts	85,000	15,588,150
QUALCOMM	245,600	15,625,072
Schlumberger	203,700	14,588,994
Sigma-Aldrich	166,400	12,067,328
The TJX Companies	326,800	14,490,312
Wal-Mart Stores	185,200	13,338,104
		296,737,975
Total Common Stocks
(cost $596,112,303)		727,965,046

Other Investment—2.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $15,460,000)	15,460,000 [b]	15,460,000
Total Investments (cost $611,572,303)	99.7%	743,425,046
Cash and Receivables (Net)	.3%	2,326,446
Net Assets	100.0%	745,751,492

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	22.5	Materials	7.4
Energy	14.1	Financial	6.0
Consumer Staples	12.2	Utilities	3.1
Consumer Discretionary	11.6	Money Market Investment	2.1
Health Care	10.3	Telecommunication Services	1.9
Industrial	8.5		99.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		596,112,303	727,965,046
Affiliated issuers		15,460,000	15,460,000
Cash			79,536
Cash denominated in foreign currencies		193,915	192,624
Receivable for shares of Common Stock subscribed			1,871,307
Dividends receivable			1,526,335
Prepaid expenses			59,241
			747,154,089
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			585,819
Payable for shares of Common Stock redeemed			686,244
Accrued expenses			130,534
			1,402,597
Net Assets ($)			745,751,492
Composition of Net Assets ($):
Paid-in capital			612,211,513
Accumulated undistributed investment income—net			6,631,320
Accumulated net realized gain (loss) on investments			(4,944,331)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			131,852,990
Net Assets ($)			745,751,492

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	61,805,864	15,882,682	668,062,946
Shares Outstanding	4,113,904	1,079,409	43,849,653
Net Asset Value Per Share ($)	15.02	14.71	15.24

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $681,823 foreign taxes withheld at source):
Unaffiliated issuers	12,886,201
Affiliated issuers	16,218
Total Income	12,902,419
Expenses:
Management fee—Note 3(a)	5,296,230
Shareholder servicing costs—Note 3(c)	310,732
Custodian fees—Note 3(c)	131,097
Distribution fees—Note 3(b)	112,354
Professional fees	94,742
Directors’ fees and expenses—Note 3(d)	71,936
Registration fees	52,958
Prospectus and shareholders’ reports	25,123
Loan commitment fees—Note 2	5,743
Miscellaneous	36,242
Total Expenses	6,137,157
Less—reduction in fees due to earnings credits—Note 3(c)	(96)
Net Expenses	6,137,061
Investment Income—Net	6,765,358
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,759,796)
Net realized gain (loss) on forward foreign currency exchange contracts	(46,299)
Net Realized Gain (Loss)	(1,806,095)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	73,505,019
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	5,785
Net Unrealized Appreciation (Depreciation)	73,510,804
Net Realized and Unrealized Gain (Loss) on Investments	71,704,709
Net Increase in Net Assets Resulting from Operations	78,470,067

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2012	2011
Operations ($):
Investment income—net	6,765,358	5,368,888
Net realized gain (loss) on investments	(1,806,095)	1,843,441
Net unrealized appreciation
(depreciation) on investments	73,510,804	11,848,076
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,470,067	19,060,405
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(361,165)	(217,775)
Class C Shares	(5,282)	(10,303)
Class I Shares	(5,003,982)	(2,828,840)
Net realized gain on investments:
Class A Shares	(446,761)	(121,894)
Class C Shares	(130,675)	(33,756)
Class I Shares	(4,313,537)	(1,159,738)
Total Dividends	(10,261,402)	(4,372,306)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	25,765,348	22,110,809
Class C Shares	3,753,627	6,607,448
Class I Shares	281,322,507	183,142,487
Dividends reinvested:
Class A Shares	778,549	326,342
Class C Shares	91,613	32,739
Class I Shares	4,912,548	1,452,989
Cost of shares redeemed:
Class A Shares	(19,549,231)	(12,193,628)
Class C Shares	(3,380,751)	(3,247,869)
Class I Shares	(151,541,785)	(89,612,012)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	142,152,425	108,619,305
Total Increase (Decrease) in Net Assets	210,361,090	123,307,404
Net Assets ($):
Beginning of Period	535,390,402	412,082,998
End of Period	745,751,492	535,390,402
Undistributed investment income—net	6,631,320	5,364,574

14

	Year Ended November 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,825,152	1,631,287
Shares issued for dividends reinvested	59,567	24,013
Shares redeemed	(1,387,430)	(898,291)
Net Increase (Decrease) in Shares Outstanding	497,289	757,009
Class C
Shares sold	270,088	487,100
Shares issued for dividends reinvested	7,107	2,439
Shares redeemed	(245,232)	(243,895)
Net Increase (Decrease) in Shares Outstanding	31,963	245,644
Class I
Shares sold	19,533,004	13,282,493
Shares issued for dividends reinvested	371,881	105,749
Shares redeemed	(10,561,836)	(6,619,481)
Net Increase (Decrease) in Shares Outstanding	9,343,049	6,768,761

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.51	12.99	12.23	8.91	13.73
Investment Operations:
Investment income—net[a]	.11	.11	.07	.06	.05
Net realized and unrealized
gain (loss) on investments	1.62	.52	.75	3.28	(4.70)
Total from Investment Operations	1.73	.63	.82	3.34	(4.65)
Distributions:
Dividends from investment income—net	(.10)	(.07)	(.06)	(.02)	(.08)
Dividends from net realized
gain on investments	(.12)	(.04)	—	—	(.09)
Total Distributions	(.22)	(.11)	(.06)	(.02)	(.17)
Net asset value, end of period	15.02	13.51	12.99	12.23	8.91
Total Return (%)[b]	13.08	4.86	6.70	37.57	(34.32)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.28	1.27	1.32	1.38	1.59
Ratio of net expenses
to average net assets	1.28	1.27	1.32	1.38	1.47
Ratio of net investment income
to average net assets	.80	.80	.56	.53	.44
Portfolio Turnover Rate	6.05	8.54	7.50	12.75	15.54
Net Assets, end of period ($ x 1,000)	61,806	48,872	37,152	8,212	3,329

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended November 30,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.24	12.78	12.07	8.83	13.64
Investment Operations:
Investment income (loss)—net[a]	.01	.01	(.02)	(.01)	(.04)
Net realized and unrealized
gain (loss) on investments	1.59	.50	.73	3.25	(4.68)
Total from Investment Operations	1.60	.51	.71	3.24	(4.72)
Distributions:
Dividends from investment income—net	(.01)	(.01)	(.00)[b]	—	—
Dividends from net realized
gain on investments	(.12)	(.04)	—	—	(.09)
Total Distributions	(.13)	(.05)	(.00)[b]	—	(.09)
Net asset value, end of period	14.71	13.24	12.78	12.07	8.83
Total Return (%)[c]	12.21	4.01	5.90	36.69	(34.82)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.05	2.03	2.09	2.12	2.36
Ratio of net expenses
to average net assets	2.05	2.03	2.09	2.09	2.22
Ratio of net investment income
(loss) to average net assets	.05	.05	(.17)	(.11)	(.29)
Portfolio Turnover Rate	6.05	8.54	7.50	12.75	15.54
Net Assets, end of period ($ x 1,000)	15,883	13,872	10,243	1,873	695

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.70	13.15	12.36	8.99	13.76
Investment Operations:
Investment income—net[a]	.16	.16	.12	.11	.10
Net realized and unrealized
gain (loss) on investments	1.64	.53	.76	3.31	(4.76)
Total from Investment Operations	1.80	.69	.88	3.42	(4.66)
Distributions:
Dividends from investment income—net	(.14)	(.10)	(.09)	(.05)	(.02)
Dividends from net realized
gain on investments	(.12)	(.04)	—	—	(.09)
Total Distributions	(.26)	(.14)	(.09)	(.05)	(.11)
Net asset value, end of period	15.24	13.70	13.15	12.36	8.99
Total Return (%)	13.49	5.23	7.12	38.22	(34.12)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.93	.96	.99	1.17
Ratio of net expenses
to average net assets	.93	.93	.96	.99	1.15
Ratio of net investment income
to average net assets	1.14	1.13	.94	1.05	.83
Portfolio Turnover Rate	6.05	8.54	7.50	12.75	15.54
Net Assets, end of period ($ x 1,000)	668,063	472,646	364,688	263,694	72,656
a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of November 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	296,737,975	—	—	296,737,975
Equity Securities—
Foreign
Common Stocks†	431,227,071	—	—	431,227,071
Mutual Funds	15,460,000	—	—	15,460,000

† See Statement of Investments for additional detailed categorizations.

At November 30, 2011, $149,495,704 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended November 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2011($)	Purchases ($)	Sales ($)	11/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	9,200,000	249,925,000	243,665,000	15,460,000	2.1

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually,

24

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,631,320, accumulated capital losses $4,741,012 and unrealized appreciation $131,649,671.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2012.The fund has $239,900 of post-enactment short-term capital losses and $4,501,112 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2012 and November 30, 2011 were as follows: ordinary income $7,714,574 and $3,941,459 and long-term capital gains $2,546,828 and $430,847, respectively.

During the period ended November 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $128,183 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a

26

master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from December 1, 2011 through April 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed an annual rate of 1.25% of the value of the fund’s average daily net assets. During the period ended November 30, 2012, there was no reduction in expenses pursuant to the undertaking.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

During the period ended November 30, 2012, the Distributor retained $7,896 from commissions earned on sales of the fund’s Class A shares and $1,769 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2012, Class C shares were charged $112,354, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2012, Class A and Class C shares were charged $138,672 and $37,451, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing

28

transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $14,737 for transfer agency services and $483 for cash management services. Cash management fees were partially offset by earnings credits of $61. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2012, the fund was charged $131,097 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $951 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $35.

During the period ended November 30, 2012, the fund was charged $8,650 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $505,933, Distribution Plan fees $9,522, Shareholder Services Plan fees $15,662, custodian fees $48,174, Chief Compliance Officer fees $3,318 and transfer agency fees $3,210.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2012, amounted to $175,508,359 and $36,785,202, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At November 30, 2012, there were no forward contracts outstanding.

30

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2012:

Average Market Value ($)
Forward contracts	2,065,324

At November 30, 2012, the cost of investments for federal income tax purposes was $611,775,622; accordingly, accumulated net unrealized appreciation on investments was $131,649,424, consisting of $142,721,526 gross unrealized appreciation and $11,072,102 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Global Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Stock Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
January 28, 2013

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2012:

—the total amount of taxes paid to foreign countries was $609,280

—the total amount of income sourced from foreign countries was $9,514,444.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013.

For the fiscal year ended November 30, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,714,574 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports $.0592 per share as a short-term capital gain distribution paid and also reports $.0645 per share as a long-term capital gain distribution paid on December 30, 2011.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), between Dreyfus and Walter Scott & Partners Limited (the “Sub-Adviser”), pursuant to which the Sub-Adviser provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting

34

legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period and above the Performance Group and Performance Universe medians for each other time period. Dreyfus also provided a comparison of the fund’s calendar year returns to the fund’s benchmark index and noted that the fund’s returns were higher in four years and lower in one year than those of the benchmark index.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median, and the fund’s total expenses were below the Expense Group median and the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding

36

Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements for the ensuing year was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
William Hodding Carter III (77)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 27
———————
Gordon J. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm ofVenable, LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 50
———————
Joni Evans (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 27

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (72)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73
———————
Richard C. Leone (72)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 27
———————
Robin A. Melvin (49)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 100

40

Burton N.Wallack (62)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————
John E. Zuccotti (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of NewYork
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• NewYork Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

42

The Fund 43

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
39	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

International
Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for International Stock Fund, covering the 12-month period from December 1, 2011, through November 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, international equities generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, global markets rose over the second half of the reporting period, offsetting previous bouts of weakness and enabling international stocks to post respectable gains, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012 as uncertainties surrounding U.S. fiscal policy ease, further healing of the European financial crisis occurs, and the emerging markets achieve a modestly stronger pace of growth.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2011, through November 30, 2012, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2012, International Stock Fund’s Class A shares achieved a return of 13.40%, Class C shares returned 12.58% and Class I shares returned 13.74%.1 In comparison, the fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), achieved a 12.61% return over the same period.2

Amid heightened volatility, international stock markets generally rallied over the reporting period as investors responded to aggressively accommodative monetary policies in many parts of the world.The fund’s Class A and Class I shares produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in the health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term real return by investing in high-quality companies capable of sustainable growth and wealth creation over a long time horizon.The fund invests in stocks of foreign companies that are predominantly located in the world’s developed markets outside of the United States.When selecting stocks,Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth.The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of their cash generation and to understand the variables that add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of products, costs and pricing, competition, industry position and outlook.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Central Bank Actions Lifted Global Equities

The reporting period began in the aftermath of pronounced weakness in international stock markets, resulting in attractive valuations across a number of market sectors in December 2011. Indeed, by the first quarter of 2012, many markets were rallying amid a quantitative easing program in Europe that forestalled a more severe banking crisis in the region, less restrictive monetary and fiscal policies in China, and stronger U.S. employment gains. Meanwhile, corporate earnings generally remained strong, and many companies had shored up their balance sheets. Investors grew more tolerant of risks, focusing more intently on business fundamentals and less on news headlines.

These positive influences were called into question during the spring, when measures designed to relieve fiscal pressures in Europe encountered political resistance, the Chinese economy remained under pressure, and the U.S. labor market’s rebound slowed. However, investor sentiment soon improved when several central banks announced measures to stimulate their economies. In a July speech, the head of the European Central Bank signaled the central bank’s commitment to supporting the euro, which was followed by plans to buy distressed debt from the European Union’s more troubled members. In China, industrial production improved, supporting exporters and commodities producers, and investors responded positively to expectations that new government leadership would adopt more stimulative fiscal policies. In the United States, the Federal Reserve Board extended Operation Twist in June and embarked on a third round of quantitative easing in September.

Stock Selections Buoyed Relative Performance

The fund achieved relatively strong results in the health care sector, where Australian blood plasma specialist CSL benefited from a weaker Australian dollar, strong sales and positive news regarding new products under development, and Denmark’s Novo Nordisk, Cl. B, saw sales of its diabetes drugs increase. Moreover, Australian hearing implants producer Cochlear rebounded from depressed levels after the company responded decisively to a 2011 product recall. In other areas, Spain-based retailer Inditex reported higher gross margins and favorable same-store sales comparisons as the company’s international and online presence continues to expand. Finnish elevator manufacturer Kone, Cl. B, posted strong results, particularly in China, enabling management to increase sales and earnings guidance to investors.

4

Disappointments during the reporting period included U.K. supermarket chain Tesco, which following a period of disappointing sales growth within its U.K. store base saw expenses rise as it pursued an extensive investment program to refurbish stores and improve customer service. In the energy sector, U.K.-based BG Group encountered production problems in a number of its natural gas fields, government intervention prevented Petroleo Brasileiro, ADR from passing along higher input costs to its customers, and French pipe producer Vallourec struggled with operational issues. Finally, Japanese electronics company Canon was undermined by competitive pressures in its product markets exacerbated by the strong yen.

Global Uncertainty Persists

With valuations higher than they were a year ago and economic recovery in many parts of the world muted at best, a degree of caution is warranted. That said, the investment focus remains unchanged; a continued focus on companies that, in our analysis, have low debt levels, robust long term growth prospects and strong market leading positions, companies with the attributes to deliver profitable growth regardless of broader economic conditions.

December 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of International Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/12

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	6.86%		0.21%	1.78%
without sales charge	12/29/06	13.40%		1.41%	2.80%
Class C shares
with applicable redemption charge †	12/29/06	11.58%		0.65%	2.03%
without redemption	12/29/06	12.58%		0.65%	2.03%
Class I shares	12/29/06	13.74%		1.79%	3.17%
Morgan Stanley Capital
International Europe,
Australasia, Far East Index	12/31/06	12.61%		–4.73%	–1.90%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in International Stock Fund from June 1, 2012 to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.03	$10.98	$4.94
Ending value (after expenses)	$1,145.10	$1,141.70	$1,147.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.61	$10.33	$4.65
Ending value (after expenses)	$1,018.45	$1,014.75	$1,020.40

† Expenses are equal to the fund’s annualized expense ratio of 1.31% for Class A, 2.05% for Class C and .92%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2012

Common Stocks—97.4%	Shares	Value ($)
Australia—9.0%
Coca-Cola Amatil	2,918,000	41,841,456
Cochlear	280,800	22,095,468
CSL	877,400	47,339,421
Shopping Centres Australasia Property Group	268,000	405,544
Woodside Petroleum	1,122,000	39,577,132
Woolworths	1,340,000	40,945,920
		192,204,941
Belgium—1.8%
Colruyt	849,000	39,065,196
Brazil—1.6%
Petroleo Brasileiro, ADR, Cl. A	1,895,900	33,273,045
Canada—2.0%
Suncor Energy	1,326,900	43,359,515
China—3.2%
China Shenhua Energy, Cl. H	5,297,000	21,700,053
CNOOC	21,889,000	46,827,130
		68,527,183
Denmark—2.0%
Novo Nordisk, Cl. B	265,000	42,085,491
Finland—1.1%
Kone, Cl. B	318,000	23,821,773
France—7.6%
Air Liquide	331,300	40,462,971
Danone	656,700	41,657,076
Essilor International	364,000	35,149,757
L’Oreal	333,000	45,191,960
		162,461,764
Germany—4.5%
Adidas	541,000	47,576,985
SAP	610,000	47,631,582
		95,208,567
Hong Kong—6.2%
China Mobile	3,890,500	44,476,052
CLP Holdings	4,863,000	42,636,429
Hong Kong & China Gas	16,866,206	45,700,798
		132,813,279

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Italy—.7%
Tenaris, ADR	388,800	15,528,672
Japan—21.9%
AEON Mall	866,900	22,399,430
Canon	1,302,900	45,566,333
Chugai Pharmaceutical	628,000	12,448,014
Daito Trust Construction	411,700	39,903,961
Denso	1,309,100	43,019,978
FANUC	250,400	42,221,872
Honda Motor	1,333,700	44,200,502
INPEX	7,665	41,098,199
Keyence	83,820	23,406,762
Komatsu	1,944,500	43,567,556
Mitsubishi Estate	1,186,000	22,861,091
Shimamura	204,300	20,644,374
Shin-Etsu Chemical	748,700	44,049,190
Tokio Marine Holdings	899,000	23,054,358
		468,441,620
Singapore—1.9%
DBS Group Holdings	1,681,305	19,904,028
Oversea-Chinese Banking	2,715,061	20,931,283
		40,835,311
Spain—2.6%
Inditex	398,300	54,597,833
Sweden—1.9%
Hennes & Mauritz, Cl. B	1,242,000	40,302,675
Switzerland—8.6%
Nestle	665,000	43,522,445
Novartis	652,000	40,349,843
Roche Holding	164,000	32,279,702
SGS	8,290	18,598,155
Syngenta	120,500	48,306,626
		183,056,771
Taiwan—2.4%
Taiwan Semiconductor Manufacturing, ADR	2,910,500	50,264,335

10

Common Stocks (continued)		Shares	Value ($)
United Kingdom—18.4%
BG Group		2,380,000	40,800,436
Burberry Group		2,229,000	45,961,340
Centrica		8,085,000	42,215,161
HSBC Holdings		4,736,000	48,387,388
Reckitt Benckiser Group		734,000	46,157,235
SABMiller		924,000	41,858,017
Smith & Nephew		4,000,000	42,136,631
Standard Chartered		1,905,990	44,431,163
Tesco		7,761,000	40,423,947
			392,371,318
Total Common Stocks
(cost $1,821,409,061)			2,078,219,289

Other Investment—2.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $47,720,000)		47,720,000 [a]	47,720,000
Total Investments (cost $1,869,129,061)		99.6%	2,125,939,289
Cash and Receivables (Net)		.4%	7,921,855
Net Assets		100.0%	2,133,861,144

ADR—American Depository Receipts
a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Consumer Staples	17.9	Materials	6.2
Consumer Discretionary	13.9	Utilities	6.1
Energy	13.2	Industrial	6.0
Health Care	12.8	Money Market Investment	2.2
Financial	11.4	Telecommunication Services	2.1
Information Technology	7.8		99.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		1,821,409,061	2,078,219,289
Affiliated issuers		47,720,000	47,720,000
Cash			2,143,118
Cash denominated in foreign currencies		1,348,124	1,337,787
Receivable for shares of Common Stock subscribed			4,961,181
Dividends receivable			3,445,232
Prepaid expenses			56,894
			2,137,883,501
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			1,684,172
Payable for shares of Common Stock redeemed			2,053,395
Accrued expenses			284,790
			4,022,357
Net Assets ($)			2,133,861,144
Composition of Net Assets ($):
Paid-in capital			1,913,398,796
Accumulated undistributed investment income—net			29,866,773
Accumulated net realized gain (loss) on investments			(66,121,372)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			256,716,947
Net Assets ($)			2,133,861,144

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	174,825,039	23,962,045	1,935,074,060
Shares Outstanding	12,374,662	1,729,478	135,655,313
Net Asset Value Per Share ($)	14.13	13.86	14.26

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $3,432,206 foreign taxes withheld at source):
Unaffiliated issuers	49,282,744
Affiliated issuers	49,781
Total Income	49,332,525
Expenses:
Management fee—Note 3(a)	14,484,528
Shareholder servicing costs—Note 3(c)	948,887
Custodian fees—Note 3(c)	465,587
Distribution fees—Note 3(b)	168,480
Directors’ fees and expenses—Note 3(d)	165,856
Professional fees	163,992
Registration fees	158,048
Prospectus and shareholders’ reports	70,817
Loan commitment fees—Note 2	15,392
Miscellaneous	103,383
Total Expenses	16,744,970
Less—reduction in fees due to earnings credits—Note 3(c)	(455)
Net Expenses	16,744,515
Investment Income—Net	32,588,010
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(25,668,274)
Net realized gain (loss) on forward foreign currency exchange contracts	(939,489)
Net Realized Gain (Loss)	(26,607,763)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	229,678,449
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	14,241
Net Unrealized Appreciation (Depreciation)	229,692,690
Net Realized and Unrealized Gain (Loss) on Investments	203,084,927
Net Increase in Net Assets Resulting from Operations	235,672,937

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2012	2011
Operations ($):
Investment income—net	32,588,010	15,717,906
Net realized gain (loss) on investments	(26,607,763)	(19,894,512)
Net unrealized appreciation
(depreciation) on investments	229,692,690	(41,774,228)
Net Increase (Decrease) in Net Assets
Resulting from Operations	235,672,937	(45,950,834)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,727,130)	(891,065)
Class C Shares	(33,444)	(62,687)
Class I Shares	(14,304,931)	(5,951,410)
Total Dividends	(16,065,505)	(6,905,162)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	69,431,573	141,281,526
Class C Shares	6,334,328	15,822,744
Class I Shares	952,851,615	597,266,958
Dividends reinvested:
Class A Shares	1,702,274	878,594
Class C Shares	23,020	42,711
Class I Shares	7,414,889	2,081,783
Cost of shares redeemed:
Class A Shares	(108,468,076)	(64,098,053)
Class C Shares	(8,328,062)	(4,950,839)
Class I Shares	(338,580,321)	(130,894,151)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	582,381,240	557,431,273
Total Increase (Decrease) in Net Assets	801,988,672	504,575,277
Net Assets ($):
Beginning of Period	1,331,872,472	827,297,195
End of Period	2,133,861,144	1,331,872,472
Undistributed investment income—net	29,866,773	13,815,202

14

	Year Ended November 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	5,272,552	10,369,700
Shares issued for dividends reinvested	140,566	64,508
Shares redeemed	(8,325,957)	(4,837,020)
Net Increase (Decrease) in Shares Outstanding	(2,912,839)	5,597,188
Class C
Shares sold	485,056	1,171,466
Shares issued for dividends reinvested	1,923	3,178
Shares redeemed	(648,380)	(387,816)
Net Increase (Decrease) in Shares Outstanding	(161,401)	786,828
Class I
Shares sold	72,715,136	44,375,224
Shares issued for dividends reinvested	608,776	151,955
Shares redeemed	(25,572,016)	(9,928,482)
Net Increase (Decrease) in Shares Outstanding	47,751,896	34,598,697

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.58	12.83	11.97	8.43	13.72
Investment Operations:
Investment income—net[a]	.21	.15	.09	.05	.09
Net realized and unrealized
gain (loss) on investments	1.46	(.31)	.86	3.58	(5.28)
Total from Investment Operations	1.67	(.16)	.95	3.63	(5.19)
Distributions:
Dividends from investment income—net	(.12)	(.09)	(.09)	(.09)	(.02)
Dividends from net realized
gain on investments	—	—	—	—	(.08)
Total Distributions	(.12)	(.09)	(.09)	(.09)	(.10)
Net asset value, end of period	14.13	12.58	12.83	11.97	8.43
Total Return (%)[b]	13.40	(1.32)	7.99	43.33	(38.07)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31	1.27	1.34	1.43	1.43
Ratio of net expenses
to average net assets	1.31	1.27	1.34	1.42	1.41
Ratio of net investment income
to average net assets	1.62	1.08	.69	.50	.79
Portfolio Turnover Rate	5.47	5.07	5.91	21.67	13.18
Net Assets, end of period ($ x 1,000)	174,825	192,351	124,347	18,059	1,126

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended November 30,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.33	12.64	11.83	8.32	13.64
Investment Operations:
Investment income (loss)—net[a]	.12	.04	(.02)	(.01)	.00 [b]
Net realized and unrealized
gain (loss) on investments	1.43	(.30)	.87	3.53	(5.24)
Total from Investment Operations	1.55	(.26)	.85	3.52	(5.24)
Distributions:
Dividends from investment income—net	(.02)	(.05)	(.04)	(.01)	—
Dividends from net realized
gain on investments	—	—	—	—	(.08)
Total Distributions	(.02)	(.05)	(.04)	(.01)	(.08)
Net asset value, end of period	13.86	12.33	12.64	11.83	8.32
Total Return (%)[c]	12.58	(2.08)	7.18	42.31	(38.58)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.06	2.05	2.13	2.25	2.24
Ratio of net expenses
to average net assets	2.06	2.05	2.13	2.22	2.20
Ratio of net investment income
(loss) to average net assets	.90	.33	(.12)	(.13)	.03
Portfolio Turnover Rate	5.47	5.07	5.91	21.67	13.18
Net Assets, end of period ($ x 1,000)	23,962	23,319	13,959	1,224	197

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.70	12.93	12.04	8.47	13.76
Investment Operations:
Investment income—net[a]	.26	.19	.14	.12	.14
Net realized and unrealized
gain (loss) on investments	1.46	(.31)	.86	3.57	(5.30)
Total from Investment Operations	1.72	(.12)	1.00	3.69	(5.16)
Distributions:
Dividends from investment income—net	(.16)	(.11)	(.11)	(.12)	(.05)
Dividends from net realized
gain on investments	—	—	—	—	(.08)
Total Distributions	(.16)	(.11)	(.11)	(.12)	(.13)
Net asset value, end of period	14.26	12.70	12.93	12.04	8.47
Total Return (%)	13.74	(1.01)	8.38	43.98	(37.82)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.93	.97	1.01	1.03
Ratio of net expenses
to average net assets	.93	.93	.97	1.01	1.02
Ratio of net investment income
to average net assets	1.96	1.41	1.11	1.18	1.19
Portfolio Turnover Rate	5.47	5.07	5.91	21.67	13.18
Net Assets, end of period
($ x 1,000)	1,935,074	1,116,202	688,992	339,535	119,650

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of November 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common
Stocks†	2,078,219,289	—	—	2,078,219,289
Mutual Funds	47,720,000	—	—	47,720,000

† See Statement of Investments for additional detailed categorizations.

At November 30, 2011, $582,080,078 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended November 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2011($)	Purchases ($)	Sales ($)	11/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	25,700,000	733,300,000	711,280,000	47,720,000	2.2

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com-

24

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $34,713,695, accumulated capital losses $63,186,457 and unrealized appreciation $248,935,110.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2012. If not applied, $598,805 of the carryover expires in fiscal year 2016, $15,114,500 expires in fiscal year 2017 and $16,297,830 expires in fiscal year 2019. The fund has $4,753,073 of post-enactment short-term capital losses and $26,422,249 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2012 and November 30, 2011 were as follows: ordinary income $16,065,505 and $6,905,162, respectively.

During the period ended November 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $470,934 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross

26

and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from December 1, 2011 through April 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

expenses) exceed an annual rate of 1.25% of the value of the fund’s average daily net assets. During the period ended November 30, 2012, there was no reduction in expenses pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

During the period ended November 30, 2012, the Distributor retained $15,764 from commissions earned on sales of the fund’s Class A shares and $6,621 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2012, Class C shares were charged $168,480, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2012, Class A and Class C shares were charged $428,505 and $56,160, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

28

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $50,946 for transfer agency services and $2,350 for cash management services. Cash management fees were partially offset by earnings credits of $293.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2012, the fund was charged $465,587 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $4,363 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $162.

During the period ended November 30, 2012, the fund was charged $8,650 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,448,360, Distribution Plan fees $14,223, Shareholder Services Plan fees $40,648, custodian fees $166,583, Chief Compliance Officer fees $3,318 and transfer agency fees $11,040.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2012, amounted to $666,870,501 and $90,481,273, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At November 30, 2012, there were no forward contracts outstanding.

30

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2012:

Average Market Value ($)
Forward contracts	8,713,963

At November 30, 2012, the cost of investments for federal income tax purposes was $1,876,910,898; accordingly, accumulated net unrealized appreciation on investments was $249,028,391, consisting of $304,991,187 gross unrealized appreciation and $55,962,796 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
International Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of International Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2013

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2012:

—the total amount of taxes paid to foreign countries was $2,991,761

—the total amount of income sourced from foreign countries was $52,715,435.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013.

For the fiscal year ended November 30, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $16,065,505 represents the maximum amount that may be considered qualified dividend income.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), between Dreyfus and Walter Scott & Partners Limited (the “Sub-Adviser”), pursuant to which the Sub-Adviser provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

34

including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group median and the Performance Universe median for the various time periods. Dreyfus also provided a comparison of the fund’s calendar year returns to the fund’s benchmark index and noted that the fund’s returns were higher in four years and lower in one year than those of the benchmark index.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median, and the fund’s total expenses were below the Expense Group median and the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding

36

Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements for the ensuing year was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
William Hodding Carter III (77)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 27
———————
Gordon J. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable, LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5 Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 50
———————
Joni Evans (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 27

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (72)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73
———————
Richard C. Leone (72)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 27
———————
Robin A. Melvin (49)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 100

40

Burton N.Wallack (62)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————
John E. Zuccotti (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• New York Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

42

The Fund 43

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $142,464 in 2011 and $144,962 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,000 in 2011 and $48,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $11,489 in 2011 and $19,386 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $766 in 2011 and $444 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,415,177 in 2011 and $50,505,978 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 24, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	January 24, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)